Exhibit 10.1

                                                   CONFORMED COPY


            AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT


      AMENDMENT dated as of April 28, 1998 to the 364-Day Credit Agreement dated as of July 23, 1997 (as heretofore amended, the "Credit Agreement") among GALILEO INTERNATIONAL, INC. (the "Borrower"), the BANKS party thereto (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                       W I T N E S S E T H :

      WHEREAS, the parties hereto desire to amend the Credit
Agreement to modify the limitation on Debt of Subsidiaries;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

      SECTION 2.  Amendment to Section 5.13 of  the Credit Agreement.


            The parenthetical phrase appearing in Section 5.13 is amended to read in its entirety as follows:

            (excluding (i) Debt of a Subsidiary to the Borrower or to a wholly-owned Subsidiary and (ii) Debt of GC ULC or a Subsidiary thereof in an aggregate principal amount not to exceed $35,000,000 existing at the time of or incurred in connection with the acquisition by the Borrower of Galileo Canada Distribution Systems, Inc.).

      SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      SECTION 5. Effectiveness. This Amendment shall become effective on the date when the Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              GALILEO INTERNATIONAL, INC.



                              By: /s/ Paul H. Bristow
                                  Title: Senior Vice President and
                                            Chief Financial Officer


                              AGENT
                              MORGAN GUARANTY TRUST COMPANY OF
                                  NEW YORK


                              By: /s/ Douglas Maher
                                  Title: Vice Preisdent

                              CO-ARRANGERS
                              BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION


                              By: /s/ Nelson D. Albrecht
                                  Title: Vice President


                              BANK OF MONTREAL


                              By: /s/ Lynn Durning
                                  Title: Portfolio Manager



                              CO-AGENTS
                              MIDLAND BANK PLC

                              By: /s/ Christopher M. Samms
                                  Title: Corporate Banking Manager


                              THE BANK OF TOKYO-MITSUBISHI,
                                  LTD., CHICAGO BRANCH


                              By: /s/ Hajime Watanabe
                                  Title: Deputy General Manager


                              THE SUMITOMO BANK, LIMITED
                                  CHICAGO BRANCH


                              By: /s/ John H. Kemper
                                  Title: Senior Vice President


                              ABN AMRO BANK N.V.


                              By: /s/ John L. Church
                                  Title: Vice President

                              By: /s/ David H. Hannah
                                  Title: Group Vice President


                              BANK AUSTRIA AKTIENGESELLSCHAFT-
                              NEW YORK BRANCH

                              By: /s/ J. Anthony Seay
                                  Title: First Vice President

                              By: /s/ Karen L. Jill
                                  Title: Assistant Vice President
                              PARTICIPANTS
                              CREDIT LYONNAIS
                                  NEW YORK BRANCH

                              By: /s/ Philippe Soustra
                                  Title: Senior Vice President


                              ROYAL BANK OF CANADA


                              By: /s/ Michael Madnick
                                  Title: Senior Manager


                              SOCIETE GENERALE
                                  CHICAGO BRANCH


                              By: /s/ Jose A. Moreno
                                  Title: Director



                              SWISS BANK CORPORATION,
                                  STAMFORD BRANCH


                              By: /s/ Reto Jenal
                                  Title: Director
                                                Banking Finance

                              By: /s/ Dorothy McKinley
                                  Title: Associate Director
                                            Loan Portfolio Support, US


                              THE NORTHERN TRUST COMPANY


                              By: /s/ Sidney R. Dillard
                                  Title: Vice President

                              THE SANWA BANK, LIMITED,
                                  CHICAGO BRANCH



                              By: /s/ Gordon R. Holtby
                                  Title: Vice President & Manager


                              WESTDEUTSCHE LANDESBANK
                                  GIROZENTRALE



                              By: /s/ Lisa Walker
                                  Title: Vice President


                              By: /s/ Elisabeth R. Wilds
                                  Title: Associate


                              THE LONG-TERM CREDIT BANK OF
                                  JAPAN, LTD.


                              By: /s/ Armund J. Schoen Jr.
                                  Title: Senior Vice Presisdent

                                                      Exhibit 10.2

                                                    CONFORMED COPY


           AMENDMENT NO. 2 TO FIVE-YEAR CREDIT AGREEMENT


      AMENDMENT dated as of April 28, 1998 to the Five-Year Credit Agreement dated as of July 23, 1997 (as heretofore amended, the "Credit Agreement") among GALILEO INTERNATIONAL, INC. (the "Borrower"), the BANKS party thereto (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                       W I T N E S S E T H :

      WHEREAS, the parties hereto desire to amend the Credit
Agreement to modify the limitation on Debt of Subsidiaries;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to 'hereof", "hereunder", "herein" and 'hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

      SECTION 2.  Amendment to Section 5.13 of the Credit Agreement.

            The parenthetical phrase appearing in Section 5.13 is amended to read in its entirety as follows:

            (excluding (i) Debt of a Subsidiary to the Borrower or to a wholly-owned Subsidiary and (ii) Debt of GC ULC or a Subsidiary thereof in an aggregate principal amount not to exceed $35,000,000 existing at the time of or incurred in connection with the acquisition by the Borrower of Galileo Canada Distribution Systems, Inc.).

      SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      SECTION 5. Effectiveness. This Amendment shall become effective on the date when the Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              GALILEO INTERNATIONAL, INC.


                              By: /s/ Paul H. Bristow
                                  Title: Senior Vice President and
                                            Chief Financial Officer

                              AGENT
                              MORGAN GUARANTY TRUST COMPANY OF
                                  NEW YORK


                              By: /s/ Douglas Maher
                                  Title: Vice Preisdent

                              CO-ARRANGERS
                              BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION


                              By: /s/ Nelson D. Albrecht
                                  Title: Vice President


                              BANK OF MONTREAL


                              By: /s/ Lynn Durning
                                  Title: Portfolio Manager



                              CO-AGENTS
                              MIDLAND BANK PLC

                              By: /s/ Christopher M. Samms
                                  Title: Corporate Banking Manager


                              THE BANK OF TOKYO-MITSUBISHI,
                                  LTD., CHICAGO BRANCH


                              By: /s/ Hajime Watanabe
                                  Title: Deputy General Manager


                              THE SUMITOMO BANK, LIMITED
                                  CHICAGO BRANCH


                              By: /s/ John H. Kemper
                                  Title: Senior Vice President


                              ABN AMRO BANK N.V.


                              By: /s/ John L. Church
                                  Title: Vice President

                              By: /s/ David H. Hannah
                                  Title: Group Vice President


                              BANK AUSTRIA AKTIENGESELLSCHAFT-
                              NEW YORK BRANCH

                              By: /s/ J. Anthony Seay
                                  Title: First Vice President

                              By: /s/ Karen L. Jill
                                  Title: Assistant Vice President

                              PARTICIPANTS
                              CREDIT LYONNAIS
                                  NEW YORK BRANCH

                              By: /s/ Philippe Soustra
                                  Title: Senior Vice President


                              ROYAL BANK OF CANADA


                              By: /s/ Michael Madnick
                                  Title: Senior Manager


                              SOCIETE GENERALE
                                  CHICAGO BRANCH


                              By: /s/ Jose A. Moreno
                                  Title: Director


                              SWISS BANK CORPORATION,
                                  STAMFORD BRANCH


                              By: /s/ Reto Jenal
                                  Title: Director
                                                Banking Finance

                              By: /s/ Dorothy McKinley
                                  Title: Associate Director
                                            Loan Portfolio Support, US


                              THE NORTHERN TRUST COMPANY


                              By: /s/ Sidney R. Dillard
                                  Title: Vice President

                              THE SANWA BANK, LIMITED,
                                  CHICAGO BRANCH


                              By: /s/ Gordon R. Holtby
                                  Title: Vice President & Manager


                              WESTDEUTSCHE LANDESBANK
                                  GIROZENTRALE


                              By: /s/ Lisa Walker
                                  Title: Vice President


                              By: /s/ Elisabeth R. Wilds
                                  Title: Associate


                              THE LONG-TERM CREDIT BANK OF
                                  JAPAN, LTD.


                              By: /s/ Armund J. Schoen Jr.
                                  Title: Senior Vice Presisdent

                                                                 Exhibit 10.3

                       AT&T Contract Tariff Order Form


Galileo International, L.L.C. AT&T Corp.                      AT&T Contact Name:
5350 S. Valentia Way          7979 F. Tufts Avenue, Suite 300 William T. Sarge
Englewood, CO 80111           Denver, CO  80237               (303) 265-8330


Customer hereby places an order for:

X     New AT&T Contract Tariff            Existing AT&T Contract Tariff No.
     (attachment required)                (attachment required)



Existing Pricing Plan Replacement/Discontinuance:
X Check here and identify below any AT&T CT or other AT&T pricing plan being discontinued in conjunction with this order. Also specify the CT No., Plan ID No. or Main Billed Account No. (Note: Charges may apply as specified in the plan being discontinued.)

AT&T Interspan Frame Relay Service Agreement, September 13, 1995



1. Services will be provided under the Contract Tariff ("CT") ordered hereunder, subject to the rates, terms and conditions in the CT as well as the AT&T tariffs (if any) referenced in the CT ("Applicable Tariffs"), as those Applicable Tariffs may be modified from time to time.
2. This form (including its addenda, if any), the CT and the Applicable Tariffs constitute the entire agreement (collectively the "Agreement") between
   Customer and AT&T with respect to the services provided under the CT and supersede any and all prior agreements, proposals, representations, statements, or understandings, whether written or oral, concerning such services or the rights and obligations relating to such services. In the event of any inconsistency between the terms of this Form (including its addenda, if any) and the CT of Applicable Tariffs, the terms of the Applicable Tariffs and CT shall prevail. Except for changes to rates (to the extent permitted under the CT) and changes to the Applicable Tariffs, no change, modification or waiver of any of the terms of this Agreement shall be binding unless reduced to writing and signed by authorized representatives of both parties and, to the extent required by law, filed with the FCC.
3. Except to the extent that federal law applies, the construction, interpretation and performance of this Agreement shall be governed by the substantive law of the State of New York, excluding its choice of law rules.
4. EXCEPT FOR ANY WARRANTIES EXPRESSLY MADE IN THIS AGREEMENT, AT&T EXCLUDES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. AT&T DOES NOT AUTHORIZE ANYONE TO MAKE A WARRANTY OF ANY KIND ON ITS BEHALF AND CUSTOMER SHOULD NOT RELY ON ANYONE MAKING SUCH STATEMENTS.
5. As to new CTs, Customer may, as its sole remedy, cancel this order for the CT without liability before the CT becomes effective if, without Customer's consent: (a) AT&T fails to file the CT with the FCC within 30 days after the date this Form is signed by both parties; (b) the CT as filed is not consistent with the attached illustrative copy; or (c) the CT does not go into effect within 30 days after filing.
6. Orders for existing CTs will be accepted and implemented by AT&T only if the specified CT is available when ordered and Customer is eligible for the CT.
7. Customer shall provide installation instructions and other information as required by AT&T.


YOUR SIGNATURE ACKNOWLEDGES THAT YOU HAVE READ, UNDERSTAND AND AGREE TO THE PROVISIONS OF THIS AGREEMENT AND THAT YOU ARE DULY AUTHORIZED TO SIGN THIS AGREEMENT.


Customer                                             AT&T Corp.

Full Legal Name:  Galileo International, L.L.C.
By:  Paul Bristow                                    By:  Paula M. Dawning
Title:  Chief Financial Officer                      Title:  General Manager
Date:  May 1, 1998                                   Date:  May 6, 1998




                                        AT&T Proprietary

                                   Addendum
                                      to
                          AT&T Contract Tariff Order
                              Between AT&T Corp.
                                     and
                        Galileo International, L.L.C.

The above referenced AT&T Contract Tariff Order dated contemporaneously herewith ("Agreement"), between AT&T Corp. ("AT&T") and Galileo International, L.L.C. ("Customer") is hereby revised by adding a new Section 9., as follows:

   Section 9. In the event of a corporate divestiture, merger or acquisition, a business downturn beyond the control of CUSTOMER, or a network optimization using other AT&T services, that significantly reduces the volume of network services required by the CUSTOMER, with the result that CUSTOMER will be unable to meet its revenue and/or volume commitments under this Agreement (notwithstanding CUSTOMER'S best efforts to avoid such a shortfall), AT&T and CUSTOMER will cooperate in efforts to develop a mutually agreeable alternative proposal that will satisfy the concerns of both parties and comply with all applicable legal and regulatory requirements. By way of example and not limitation, such alternative proposals may include changes in rates, nonrecurring charges, revenue and/or volume commitments, discounts, the multi-year service period and other provisions. If the parties reach mutual agreement on an alternative, AT&T will prepare and file any necessary tariff revisions and/or the parties will sign a contractual amendment to implement any mutually agreeable alternative proposal, subject to all applicable legal and regulatory requirements. This provision shall not apply to a change resulting from a decision by CUSTOMER: (i) to reduce its overall use of telecommunications; or (ii) to transfer portions of its traffic or projected growth to carriers other than AT&T. The CUSTOMER must give AT&T written notice of the conditions it believes will require the application of this provision. This provision does not constitute a waiver of any charges, including shortfall charges, incurred by the CUSTOMER prior to the time the parties mutually agree to amend or replace this Contract.

For purposes of this Paragraph, a business downturn may result if after the date of this Agreement a significant global outage in the AT&T Frame Relay Network occurs and such outage is the sole reason that clients of CUSTOMER with a significant volume of Frame Relay traffic will not purchase new Frame Relay Service from CUSTOMER. CUSTOMER must demonstrate to AT&T's satisfaction that such outage is the sole reason for such clients' unwillingness to purchase AT&T Frame Relay Service from CUSTOMER. All other requirements of this paragraph must be met.

Galileo International, L.L.C           AT&T Corp.

By:  Paul Bristow                      By:  Paula M. Dawning
Title:  CFO                            Title:  General Manager
Date:  May 1, 1998                     Date:  May 6, 1998


                               AT&T Proprietary
                      Use Pursuant to AT&T Instructions

                                   Addendum
                                      To
                          AT&T Contract Tariff Order
                              Between AT&T Corp.
                                     And
                        Galileo International, L.L.C.

The above referenced AT&T Contract Tariff Order dated contemporaneously herewith between AT&T Corp. ("AT&T") and Galileo International ("CUSTOMER") is hereby revised by adding a new Section 8. as follows:

   Section 8. The parties  acknowledge  that  federal and state  regulatory  and legislative actions may introduce new competitive alternatives into the telecommunications marketplace, which may affect the continued competitiveness of the Agreement. Accordingly the parties agree to meet one-time on or about the third anniversary of the Customer Initial Service Date, to discuss such competitive service alternatives and other technological or marketplace developments. AT&T and CUSTOMER will cooperate in efforts to develop a mutually agreeable proposal that will satisfy the concerns of both parties and comply with all applicable legal regulatory requirements. By way of example and not limitation, alternative proposals may include changes in rates, nonrecurring charges, revenue and/or volume commitments, discounts, the multi-year service period and other provisions. If the parties reach mutual agreement on an alternative, AT&T will prepare and file any necessary tariff revisions and/or the parties will sign a contractual amendment to implement any mutually agreeable alternative proposal, subject to all applicable legal and regulatory requirements. This provision does not constitute a waiver of any charges, including shortfall charges, or any terms and conditions applicable to the customer, prior to the time the parties mutually agree to amend or replace this Agreement.

Galileo International, L.L.C           AT&T Corp.

By:  Paul Bristow                      By:  Paula M. Dawning
Title:  CFO                            Title:  General Manager
Date:  May 1, 1998                     Date:  May 6, 1998

                                   Addendum
                                      To
                          AT&T Contract Tariff Order
                              Between AT&T Corp.
                                     And
                        Galileo International, L.L.C.

The above referenced AT&T Contract Tariff Order dated contemporaneously herewith between AT&T Corp. ("AT&T") and Galileo International, L.L.C. ("CUSTOMER") is hereby revised by adding a new section 10., as follows:

   Section 10. If, as a result of the date change from year 1999 to year 2000, the Services provided hereunder fail to perform in accordance with AT&T's published Technical Publications, in a way that is material and adverse to CUSTOMER, AT&T will take reasonable steps to correct any such failure, at no additional cost to CUSTOMER.



Galileo International, L.L.C           AT&T Corp.

By:  Paul Bristow                      By:  Paula M. Dawning
Title:  CFO                            Title:  General Manager
Date:  May 1, 1998                     Date:  May 6, 1998

Galileo                                                     4/16/98 - 2:59 PM

AT&T COMMUNICATIONS                              CONTRACT TARIFF NO. WK-13498
Adm. Rates and Tariffs                                    Original Title Page
Bridgewater, NJ 08807
Issued:   Iii                                                Effective:   Eee
                  * * All material on this page is new. * *

                         CONTRACT TARIFF NO. WK-13498

                                  TITLE PAGE

This Contract Tariff applies to AT&T Switched  Digital  Services  consisting of:
Domestic InterSpan Frame Relay Service and to AT&T Switched Digital Services consisting of: AT&T International InterSpan Frame Relay Service for interstate or foreign communications in accordance with the Communication Act of 1934, as amended.

Telecommunication services provided under this Contract Tariff are furnished by means of wire, radio, satellite, fiber optics or any suitable technology or combination of technologies.

                                 CHECK SHEET

The Title Page and Pages 1 through 6 inclusive of this tariff are effective as of the date shown.


                              TABLE OF CONTENTS

                                                                         Page
Check Sheet.................................................................1
List of Concurring, connecting and Other Participating Carriers.............1
Explanation of Symbols - Coding of Tariff Revisions.........................1
Trademarks and Service Marks................................................2
Explanation of Abbreviations................................................2
Contract Summary............................................................3


LIST OF CONCURRING, CONNECTING AND OTHER PARTICIPATING CARRIERS

Concurring Carriers - NONE
Connecting Carriers - NONE
Other Participating Carriers - NONE


EXPLANATION OF SYMBOLS - Coding of Tariff Revisions

Revisions to this tariff are coded through the use of symbols. These symbols appear in the right margin of the page. The symbols and their meanings are:

            R - to signify reduction. I - to signify increase. C - to signify changed regulation. T - to signify a change in text but no change in text or regulation. S - to signify reissued matter. M - to signify matter relocated without change. N - to signify new rate or regulation. D - to signify discontinued rate or regulation. Z - to signify a correction.

Other marginal codes are used to direct the tariff reader to a footnote for specific information. Codes used for this purpose are lower case letters of the alphabet, e.g., x, y and z. These codes may appear beside the page revision number in the page header or in the right margin opposite specific text.

TRADEMARKS AND SERVICE MARKS - The following marks, to the extent, if any, used throughout this tariff, are trademarks and service marks of AT&T Corp.

                   TRADEMARKS                         SERVICE MARKS
                                                        InterSpan

EXPLANATION OF ABBREVIATIONS

Adm.  -  Administrator
IOCs  -  Inter Office Channels
kbps  -  kilobits per second
Mbps  -  Megabits per second

                              GENERAL PROVISIONS

Detariffing - If during the term of this Contract Tariff, the AT&T Tariffs referenced herein ("Applicable AT&T Tariffs") are detariffed in whole or in part pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction, then following such detariffing:

(i) the terms and conditions for the Services Provided will remain the same as those in this Contract Tariff, except that the relevant terms and conditions contained in the Applicable AT&T Tariffs will remain the same as those in effect as of the date AT&T detariffs in whole or in part those Applicable AT&T Tariff provisions, and will be incorporated as part of this Contract Tariff, and

(ii)   the rates for the services Provided will be:

      a) to the extent Applicable AT&T Tariff provisions remain filed and effective, those rates specified in such Applicable AT&T Tariff provisions, as amended from time to time; and

      b) to the extent that this Contract Tariff contains specific rates or rate schedules that would apply in lieu of (or in addition to) the rates or rate schedules in Applicable AT&T Tariffs, such specific Contract Tariff rates and rate schedules; and

      c) to the extent Applicable AT&T Tariff provisions are detariffed, and (b) preceding does not apply, those rates specified in the applicable At&T Price Lists, as amended from time to time.


In all cases (a, b or c), the applicable rates shall continue to be subject to any discounts, waivers, credits, and restrictions on rate changes that may be contained in this Contract Tariff. Where rates and rate changes (both increases and decreases) would have been calculated by reference to a tariff rate that has been detariffed, rates and rate changes shall instead be calculated during the term of this Contract Tariff by reference to applicable AT&T Price Lists and (to the extent changes to tariff rates were permitted under this Contract Tariff) AT&T shall have the right to change its Price Lists from time to time.

All references to the AT&T Tariffs in this contract Tariff shall be construed to mean the AT&T Tariffs specified herein, as well as the documents which will replace those tariffs, including the AT&T Price Lists, when AT&T cancels those tariffs.

1. Services Provided:

   A. Domestic Services

      1. AT&T Switched Digital Services (AT&T Tariff F.C.C. No.4)consisting of:

         (a)   Domestic InterSpan Frame Relay Service (FRS)

   B. International Services

      1. AT&T Switched Digital Services (AT&T Tariff F.C.C. No.4)consisting of:

         (a)   International InterSpan Frame Relay Service (FRS)

1.1.Initial Quantities - Beginning in the 1st month following the CISD, the Initial Quantities of AT&T InterSpan Frame Relay Services components are as follows:

   A. AT&T InterSpan Frame Relay Services

      620 16 kbps FRS Domestic Two-Way Permanent Virtual Circuits (PVCs) 620 56/64 kbps FRS Domestic Access Ports


2. Contract Term; Renewal Options - The term of this Contract Tariff is 5 years beginning with the Customer's Initial Service Date (CISD). The rates and discounts specified in this Contract Tariff will apply commencing at the CISD. The CISD is the date that the Customer begins service under this Contract Tariff. No renewal option is available for this Contract Tariff.

3. Minimum Commitments/Charges

   A. AT&T InterSpan Frame Relay Services - The combined Minimum Annual Revenue Commitment (MARC) for the domestic and international FRS and Domestic Access Ports provided under this Contract Tariff will be satisfied by undiscounted Frame Relay volume Pricing Plan (FRVPP) Eligible FRS Charges, as specified in AT&T Tariff F.C.C. No. 4, as amended from time to time, and by undiscounted Monthly Charges for Domestic Access Ports as specified in Section 7., following. In year 1 the MARC is $5,500,000, in year 2 the MARC is $10,100,000, in year 3 the MARC is $16,100,000, in years 4 and 5 the MARC is $18,738,000. If, in any year, the Customer fails to satisfy the MARC, the Customer will be billed a shortfall charge in an amount equal to the difference between the MARC and the sum of: (1) the actual undiscounted FRVPP Eligible FRS Charges for the domestic and international FRS components and (2) the undiscounted recurring Monthly Charges for the Domestic Access Ports, in Service for that year.

4. Contract Price

   A. AT&T InterSpan Frame Relay Service

      1. The Contract Price for AT&T InterSpan Frame Relay Service provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges for FRS as specified in AT&T Tariff F.C.C. No. 4, as amended from time to time, except for those Rates specified in Section 7., following.

5. Discounts - The following discounts are the only discounts for the Services Provided under this Contract Tariff. No other discounts apply. Unless modified below, the Base Discounts listed in this section are the same discounts as specified in the AT&T Tariffs referenced in Section 1., preceding, as amended from time to time.

   A. AT&T InterSpan Frame Relay Services - Domestic

      1. Base Discounts - The Customer will receive a discount of 45% in lieu of the FRVPP discounts. This discount will be applied to the sum of the Domestic Access Port Monthly Charges, and to the Domestic FRVPP discounts as specified in AT&T Tariff F.C.C. No. 4, as amended from time to time.

      2. Additional   Discounts  -  The  Customer  will  receive  the  following discounts in addition to the discounts specified in A.1., above.

         (a)The Customer will receive the following percent discount in any month that the Customer's total domestic and international FRVPP Eligible FRS Charges and Domestic Access Ports Charges exceed $2,000,000. This additional discount will be determined based on the total amount of domestic and international FRVPP Eligible FRS Charges as specified below and will be applied to the entire eligible charges for that month as shown in the following example:
            If the Customer's monthly domestic and international charges are $2,500,000, and the discount to be applied is 2%, then the Customer will receive a discount amount of $50,000 ($2,500,000 x .02=$50,000).

                  FRVPP Eligible
                  FRS Charges                         Discount Applied

                  $2,000,000 and above                      2%


   B. AT&T InterSpan Frame Relay Services-International

      1. Base Discounts - The Customer will receive a discount of 45% in lieu of the FRVPP discounts. This discount will be applied to the sum of the International FRVPP Eligible FRS Charges in the same manner as the FRVPP discounts as specified in AT&T Tariff F.C.C. No. 4.

      2. Additional Discounts - None

6. Classifications, Practices and Regulations

   A. Expect as otherwise provided in this Contract Tariff, the rates and regulations that apply to the Services Provided specified in Section 1, preceding, are as set forth in the Applicable AT&T Tariffs that are as set forth in the Applicable AT&T Tariffs that are referenced in Section 1., preceding, as such tariffs are amended from time to time.

   B. Monitoring Conditions - None

   C. Promotions, Credits and Waivers

      The Customer is ineligible for any promotions, credits or waivers for the Services Provided under this Contract Tariff, which are filed or which may be filed in the AT&T tariffs specified in Section 1., preceding.

      The following credits and waivers will be applied to the Customer's bill. If at the end of the contract Tariff Term the Customer has not fully used any or all of the waiver(s) specified in this Section, the residual value of any such waiver(s) will be set to zero and will not be applied to any other AT&T services.

      1. AT&T InterSpan Frame Relay Services

         (a)AT&T  will  waive  the  nonrecurring  Installation  Charges  for the installation of the below listed new FRVPP Eligible service components and/or Domestic Access Ports as specified in AT&T Tariff F.C.C. Nos. 4, as amended from time to time and in Section 7 following, provided such new service components: (1) are installed on or after the CISD; (2) are associated directly with the FRS provided under this Contract Tariff; (3) have not previously been provided by AT&T that is, service components provided by another Interexchange carrier or new growth; (4) are not disconnected and reconnected after the CISD; and (5) remain in service for at least 12 months. If a service component is disconnected for any reason prior to the end of the 12 month period, the waived nonrecurring charges will be billed at the time of disconnect. If a service component has not been in service for the minimum period of 12 months prior to the expiration of the Contract Tariff Term, the Customer may: (1) elect to be billed the waived nonrecurring charges, or (2) elect to continue the services in another AT&T
            Contract Tariff, or (3) include the services in either a new or existing term plan for AT&T Tariff F.C.C. No. 4 services. If the Customer elects to continue the services, the obligation for the services to remain in-service for the minimum period of 12 months no longer applies. This waiver does not apply to the nonrecurring Installation Charges associated with: Bandwidth Manager Service (BMS/BMS-E), Access Protection Capability (APC) and Network Protection Capability (NPC).

            I.    FRVPP Eligible FRS Components and Domestic Access Ports.

               AT&T will apply a credit of $89,400 in the 14th, $134,100 in the 26th, and 223,500 in the 38th, 50th and 60th billing months following the CISD and continuing through the 60th full billing month following the CISD, provided that all of the following conditions are met: (1) the Customer is current in all payments to AT&T, and (2) the customer has met the MARC each year of this contract Tariff.

               If the Customer fails to meet the MARC in any year of the term of this Contract Tariff, the credit called for in this section will be forfeited by the Customer and shall no longer be applied except in the 60th month Contract Tariff Term.

               AT&T will apply a credit of $NNNN in the 7th billing month following the CISD. If the Customer discontinues this Contract Tariff for any reason prior to the expiration of the Contract Tariff Term and incurs a Termination Charge as specified in
               Section 6.D., following, AT&T will bill the Customer, at the time of discontinuance, the entire amount of the credit received. Any such bill must be paid by the Customer within 30 days.

   D. Discontinuance - In lieu of any Discontinuance With or Without Liability provisions that are specified in the AT&T Tariffs referenced in Section 1., preceding, the following provisions shall apply.

      The Customer may discontinue this Contract Tariff prior to the end of the Contract Tariff Term, provided the Customer replaces this contract Tariff with other AT&T Tariff F.C.C No. 4 Services or another AT&T Contract
      Tariff for AT&T Tariff F.C.C. No. 4 Services having: (i) an equal or greater new annual revenue commitment(s) and (ii) a new term equal to or greater than the remaining term, but not less than 3 years.

      If the Customer discontinues this Contract Tariff for any reason other than specified above, prior to the expiration of the Contract Tariff Term, a Termination Charge will apply. The Termination Charge will be an amount equal 35% of the unsatisfied MARC for the year in which the Customer discontinues this Contract Tariff and 35% of the MARC for each year remaining in the Contract Tariff Term.

   E. Other Requirements - AT&T will provision up to twenty (20) Access Ports per month (at speeds of 64 kbps and below) within twenty-two (22) calendar days.

      AT&T will provision 95% of the remaining Access Ports (not to exceed thirty-seven (37) Access Ports per month) within twenty-seven (27) calendar days.

      AT&T will provision Access Ports in excess of those specified above within the standard interval of thirty (30) calendar days.

      The Customer will designate each Access Port to be provisioned within the twenty-two (22) calendar day interval, the twenty-seven (27) calendar day interval of the standard thirty (30) calendar day interval.

   F. Availability  - This Contract  Tariff is available  only to Customers who:
      (1) will order this contract Tariff only onece, either by the Customer or any Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or and Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer; (2) order service within 30 days after the effective date of this Contract Tariff within 60 days after the date ordered and (3) have received an offer for substantially similar services from another provider at an equal or lower price in which the nonrecurring installation charges have been waived.

7. Rates

   A. AT&T InterSpan Frame Relay Service - The below rates are stabilized for the Contract Tariff Term.

7.1   (a)  FRS Domestic Access Port Charges (Continued)

      1. Domestic Components

         (a)FRS Domestic Access Port Charges - When the service compnents specified below are ordered together as a unit at the same location, the Customer will be billed the following in lieu of the individual service compnent charges:

            I. Domestic  Access  Port (a Domestic  Access  Port  consists of one
               Domestic Port, one Access Connection, one Digital Local Channel, and one Access Coordination Function).

                                Domestic Access Port    Domestic Access Port
                                   Monthly Charge        Installation Charge

56/64 kbps                             $424.16                 $800.00
Domestic Access Port

                                                                  Exhibit 10.4



                                 $34,391,917


                               CREDIT AGREEMENT


                                 dated as of
                                 June 5, 1998

                                    among


                              GALILEO CANADA ULC


                          THE BANKS PARTIES HERETO,

                                     and



                              BANK OF MONTREAL,
                                   as Agent




==============================================================================

                                     -1-
                              TABLE OF CONTENTS

SECTION                                  HEADING                            PAGE

ARTICLE 1         DEFINITIONS..................................................1

     Section 1.01.   Definitions...............................................1
     Section 1.02.   Types of Borrowings.......................................8

ARTICLE-2         THE CREDIT...................................................8

     Section 2.01.  The Term Loans.............................................8
     Section 2.02.   Funding of Loans..........................................9
     Section 2.03.   Notes.....................................................9
     Section 2.04.   Maturity of Loans.........................................9
     Section 2.05.   Interest Rates............................................9
     Section 2.06.   Method of Electing Interest Rates........................12
     Section 2.07.   Optional Prepayments.....................................13
     Section 2.08.   General Provisions as to Payments........................13
     Section 2.09.   Funding Losses...........................................14
     Section 2.10.   Computation of Interest..................................14
     Section 2.11.   Regulation D Compensation................................14
     Section 2.12.   Judgment Currency........................................14
     Section 2.13.   Extension of Maturity Date...............................15

ARTICLE 3         CONDITIONS..................................................15


ARTICLE 4         REPRESENTATIONS AND WARRANTIES..............................16

     Section 4.01.   Corporate Existence and Power............................16
     Section 4.02.   Corporate and Governmental Authorization; No
                     Contravention............................................17
     Section 4.03.   Binding Effect...........................................17
     Section 4.04.   Litigation...............................................17
     Section 4.05.   Compliance with Laws.....................................17
     Section 4.06.   Environmental Matters....................................17
     Section 4.07.   Taxes....................................................17
     Section 4.08.   Subsidiaries.............................................18
     Section 4.09.   Regulatory Restrictions on Borrowing.....................18
     Section 4.10.   Full Disclosure..........................................18

ARTICLE 5         COVENANTS...................................................18

     Section 5.01.   Information..............................................18
     Section 5.02.   Payment of Obligations...................................19
     Section 5.03.   Maintenance of Property; Insurance.......................19
     Section 5.04.   Conduct of Business and Maintenance of Existence.........19
     Section 5.05.   Compliance with Laws.....................................19
     Section 5.06.   Inspection of Property, Books and Records................20
     Section 5.07.   Mergers and Sales of Assets..............................20
     Section 5.08.   Use of Proceeds..........................................20
     Section 5.09.   Negative Pledge..........................................20
     Section 5.10.   Transactions with Affiliates.............................21

ARTICLE 6         DEFAULTS....................................................21

     Section 6.01.   Events of Default........................................21
     Section 6.02.   Notice of Default........................................23

ARTICLE 7         THE AGENT...................................................23

     Section 7.01.   Appointment and Authorization............................23
     Section 7.02.   Agent and Affiliates.....................................23
     Section 7.03.   Action by Agent..........................................23
     Section 7.04.   Consultation with Experts................................23
     Section 7.05.   Liability of Agent.......................................23
     Section 7.06.   Indemnification..........................................24
     Section 7.07.   Credit Decision..........................................24
     Section 7.08.   Successor Agent..........................................24

ARTICLE 8         CHANGE IN CIRCUMSTANCES.....................................25

     Section 8.01.   Basis for Determining Interest Rate
                     Inadequate or Unfair.....................................25
     Section 8.02.   Illegality...............................................25
     Section 8.03.   Increased Cost and Reduced Return........................26
     Section 8.04.   Taxes....................................................27
     Section 8.05.   Base Rate Loans Substituted for Affected
                     Fixed Rate Loans.........................................28
     Section 8.06.   Substitution of Bank.....................................28

ARTICLE 9         MISCELLANEOUS...............................................28

     Section 9.01.   Notices..................................................28
     Section 9.02.   No Waivers...............................................29
     Section 9.03.   Expenses; Indemnification................................29
     Section 9.04.   Sharing of Set-offs......................................30
     Section 9.05.   Amendments and Waivers...................................30
     Section 9.06.   Successors and Assigns...................................30
     Section 9.07.   Collateral...............................................32
     Section 9.08.   Governing Law, Submission to Jurisdiction................32
     Section 9.09.   Counterparts; Integration; Effectiveness.................32
     Section 9.10.   Waiver of Jury Trial.....................................32
     Section 9.11.   Confidentiality..........................................32

Pricing Schedule A
Pricing Schedule B

Schedule I      -      Transaction Documents

Exhibit A       -      Note
Exhibit B-1     -     Opinion of Counsel for the Borrower
Exhibit B-2     -     Opinion of Counsel for the Guarantor
Exhibit C       -     Assignment and Assumption Agreement

                               CREDIT AGREEMENT

      CREDIT AGREEMENT dated as of June 5, 1998 among, GALILEO CANADA ULC, the Banks from time to time parties hereto and BANK OF MONTREAL, as Agent.

      The parties hereto agree as follows:


                                  ARTICLE 1
                                 DEFINITIONS

    Section 1.01. Definitions. The following terms, as used herein, have the following meanings:

      "Adjusted CD Rate" has the meaning set forth in Section 2.05(b).

      "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Agent and submitted to the Agent (with a copy to the Borrower) duly completed by such Bank.

      "Affiliate" means, at any time, (i) any Person that at such time beneficially owns, directly or indirectly, 25% or more of the Ordinary Voting Stock, (ii) any Person that, at such time, directly, or indirectly through one or more intermediaries, controls the Borrower or (iii) any Person (other than the Borrower or a Subsidiary) which is controlled by or is under common control with a Person described in clause (i) or (ii).

      "Agent" means Bank of Montreal in its capacity as agent for the Banks hereunder, and its successors in such capacity.

      "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Base Rate Loans, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

      "Assessment Rate" has the meaning set forth in Section 2.05(b).

      "Assignee" has the meaning set forth in Section 9.06(c).

      "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors.

      "Base  Rate"  means,  for any day, a rate per annum equal to the higher of
(i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

      "Base Rate Loan" means (i) a Term Loan which bears interest at the Base Rate or (ii) an overdue amount which was a Base Rate Loan immediately before it became overdue.

      "Borrower" means Galileo Canada ULC, a Nova Scotia unlimited liability company, and its successors.

      "Borrowing" has the meaning set forth in Section 1.03.

      "CD Base Rate" has the meaning set forth in Section 2.05(b).

      "CD Loan" means (i) a Term Loan which bears interest at a CD Rate or (ii) an overdue amount which was a CD Loan immediately before it became overdue.

      "CD Margin" means a rate per annum determined in accordance with the Pricing Schedule.

      "CD Rate" means a rate of interest determined pursuant to Section 2.05(b) on the basis of an Adjusted CD Rate.

      "Change in Ownership or Control" shall be deemed to have occurred if, without the prior written consent of the Required Banks, at any time on or after the Effective Date the Guarantor shall cease to own and control, directly or indirectly, 100% of the voting stock of the Borrower.

      "Commitment" means (i) with respect to each Bank listed on the signature pages hereof, the amount set forth opposite its name on the signature pages hereof and (ii) with respect to each Assignee which becomes a Bank pursuant to
Section 9.06(c), the amount of the Commitment thereby assumed by it, in each case as such amount may be reduced from time to time pursuant to Section 9.06(c) or increased from time to time pursuant to Section 9.06(c).

      "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Guarantor in its consolidated financial statements if such statements were prepared as of such date.

      "Control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

      "Debt" of any  Person  means at any  date,  without  duplication,  (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and, for purposes of Section 5.09 and the definitions of the terms "Material Debt" and "Material Financial Obligations", all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (vii) all Debt of others Guaranteed by such Person.

      "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

      "Derivatives Obligations" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

      "Dollars" and the symbol "$" mean lawful money of the United States of America.

      "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Chicago are authorized by law to close.

      "Domestic Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent, provided that any Bank may so designate separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

      "Domestic Loans" means CD Loans or Base Rate Loans or both.

      "Domestic   Reserve   Percentage"   has  the   meaning   set   forth  in
Section 2.05(b).

      "Effective Date" means the date this Agreement becomes effective in accordance with Section 9.09.

      "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

      "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in Dollar deposits) in London.

      "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Agent.

      "Euro-Dollar Loan" means (i) a Term Loan which bears interest at a Euro-Dollar Rate or (ii) an overdue amount which was a Euro-Dollar Loan immediately before it became overdue.

      "Euro-Dollar Margin" means a rate per annum determined in accordance with the Pricing Schedule.

      "Euro-Dollar Rate" means a rate of interest determined pursuant to Section 2.05(c) on the basis of a London Interbank Offered Rate.

      "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

      "Event of Default" has the meaning set forth in Section 6.01.

      "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Bank of Montreal on such day on such transactions as determined by the Agent.

      "Fixed Rate Loans" means CD Loans or Euro-Dollar Loans or any combination of the foregoing.

      "Group of Loans" means at any time a group of Loans consisting of (i) all Base Rate Loans at such time, (ii) all Euro-Dollar Loans having the same Interest Period at such time, or (iii) all CD Loans having the same Interest Period at such time, provided that, if a Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

      "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

      "Guarantor" means Galileo International, Inc., a Delaware corporation.

      "Guaranty" means the Guaranty Agreement dated as of June 5, 1998 executed by the Guarantor in favor of the Agent and Banks.

      "Hazardous Substances" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

      "Indemnitee" has the meaning set forth in Section 9.03(b).

      "Interest Period" means: (1) with respect to each Euro-Dollar Loan, the period commencing on the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable notice, provided that:

            (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall, subject to clause (c) below, be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

            (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

            (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

      (2) with respect to each CD Loan, the period commencing on the date specified in the applicable Notice of Interest Rate Election and ending 30, 60, 90 or 180 days thereafter, as the Borrower may elect in the applicable notice, provided that:

            (a) any Interest Period (other than an Interest Period determined pursuant to clause (b) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

            (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

      "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

      "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

      "Loan" means a Domestic Loan or a Euro-Dollar Loan and "Loans" means Domestic Loans or Euro-Dollar Loans or any combination of the foregoing.

      "London   Interbank   Offered   Rate"  has  the  meaning  set  forth  in
Section 2.05(c).

      "Material Adverse Effect" means any material adverse effect on (i) the business, financial condition or results of operations of the Borrower or of the Guarantor and its Consolidated Subsidiaries, considered as a whole (ii) the ability of the Borrower to perform its obligations under the terms of this Agreement and the Notes, (iii) the ability of the Guarantor to perform its obligations under the terms of the Guaranty, or (iv) the rights and obligations of the Agent and the Banks under this Agreement, the Guaranty and the Notes.

      "Material Debt" means Debt (other than the Notes) of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $10,000,000; provided that the term "Material Debt" shall exclude Debt of the Guarantor or any Subsidiary of the Guarantor owing to the Guarantor or to a wholly owned Subsidiary of the Guarantor.

      "Material Financial Obligations" means a principal or face amount of Debt and/or payment or collateralization obligations in respect of Derivatives Obligations of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $25,000,000; provided that the term "Material Financial Obligations" shall exclude any such Debt or other obligations of the Guarantor or any Subsidiary of the Guarantor owing to the Guarantor or to a wholly owned Subsidiary of the Guarantor. For purposes of determining Material Financial Obligations at any time, the "principal or face amount" of the obligations of the Borrower or any Subsidiary in respect of any Derivative Obligations at such time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Derivative Obligations were terminated at such time.

      "Maturity Date" means June 6, 2003, or, if such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day.

      "Moody's" means Moody's Investors Service, Inc.

      "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Term Loans, and "Note" means any one of such promissory notes issued hereunder.

      "Notice  of  Interest  Rate  Election"  has the  meaning  set  forth  in
Section 2.06.

      "Ordinary Voting Stock" means common stock or other voting securities of the Borrower.

      "Parent" means, with respect to any Bank, any Person controlling such Bank.

      "Participant" has the meaning set forth in Section 9.06(b).

      "Payment Office" means the office or account of the Agent at or to which payments hereunder are to be made, which shall be the office of the Agent referred to in Section 9.01.

      "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      "Pricing Schedule" means (i) Pricing Schedule A attached hereto, unless and until the Borrower shall have elected that Pricing Schedule B attached hereto be the Pricing Schedule, such election to be effected by the giving by the Borrower of not less than five Domestic Business Days' notice to the Agent of the effective date of such election, and (ii) on and after the effective date of such election, Pricing Schedule B attached hereto. Such election, if made, shall be irrevocable.

      "Prime Rate" means the rate of interest publicly announced by Bank of Montreal from time to time as its Prime Rate for U.S. Dollar loans.

      "Quarterly  Date" means each March 31, June 30,  September 30 and December
31.

      "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

      "Required Banks" means at any time Banks having more than 50% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing more than 50% of the aggregate unpaid principal amount of the Term Loans.

      "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

      "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, the term "Subsidiary" means a Subsidiary of the Borrower.

      "Term Loan" means a loan made by a Bank pursuant to Section 2.01, provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term; "Term Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

      "Transaction Documents" means the documents listed on Schedule I hereto.

      "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

    Section 1.02. Types of Borrowings. The term "Borrowing" denotes the aggregation of Term Loans of one or more Banks to be made to the Borrower pursuant to Article 2 on the same date, all of which Term Loans are of the same type (subject to Article 8) and, except in the case of Base Rate Loans, have the same initial Interest Period. Borrowings are classified for purposes of this Agreement by reference to the pricing of Term Loans comprising such Borrowing (e.g., a "Fixed Rate Borrowing" is a Euro-Dollar Borrowing or a CD Borrowing, and a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans).


                                  ARTICLE 2
                                  THE CREDIT

   Section 2.01. The Term Loans. (a) Subject to the terms and conditions hereof, each Bank severally agrees to make a loan in Dollars (each, a "Term Loan" and collectively, the "Term Loans") to the Borrower on the Effective Date. The aggregate principal amount of all Term Loans made hereunder shall not exceed the Commitments and the principal amount of each Bank's Term Loan shall not exceed such Bank's Commitment. The Term Loans shall only be available for borrowing on the Effective Date.

      (b) The Term Loans may from time to time be (i) Euro-Dollar Loans, (ii) CD Loans, (iii) Base Rate Loans or (iv) a combination thereof, as determined by the Borrower and notified to the Agent in accordance with Section 2.06.

    Section 2.02. Funding of Loans. Not later than 11:00 A.M. (Chicago time) on the Effective Date, each Bank shall make available its share of the Term Loans in Dollars, in Federal or other funds immediately available in Chicago. Unless the Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Payment Office.

    Section 2.03. Notes. (a) The Term Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Term Loans.

      (b) Each Bank may, by notice to the Borrower and the Agent, request that its Term Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Term Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Term Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

      (c) Upon receipt of each Bank's Note pursuant to Section 3(a)(i), the Agent shall forward such Note to such Bank. Each Bank shall record the date, amount and type of each Term Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Term Loan then outstanding, provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower to so endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

    Section 2.04. Maturity of Loans. Each Term Loan shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the Maturity Date.

    Section 2.05. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Loan is made to but excluding the date on which such Loan becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Date and, with respect to the principal amount of any Base Rate Loan converted to a CD Loan or a Euro-Dollar Loan, on each date a Base Rate Loan is so converted. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

      (b) Each CD Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the CD Margin for such day plus the Adjusted CD Rate applicable to such Interest Period, provided that if any CD Loan shall, as a result of clause (2)(b) of the definition of the term "Interest Period," have an Interest Period of less than 30 days, such CD Loan shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof. Any overdue principal of or interest on any CD Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the higher of (i) the rate applicable to Base Rate Loans for such day and (ii) the sum of the CD Margin plus the Adjusted CD Rate applicable to such Loan at the date such payment was due.

      The "Adjusted CD Rate" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:

                                  [CDBR    ]*
                  ACDR      =     [__________] + AR
                                  [1.00 - DRP]

                  ACDR      =     Adjusted CD Rate
                  CDBR      =     CD Base Rate
                    DRP     =     Domestic Reserve Percentage
                      AR    =     Assessment Rate
---------------
*The amount in brackets being rounded upward, if necessary, to the next higher 1/100 of 1%.

      The "CD Base Rate" applicable to any Interest Period is the rate of interest determined by the Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 9:00 A.M. (Chicago time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from Bank of Montreal of its certificates of deposit in an amount comparable to the principal amount of the CD Loan of Bank of Montreal to which such Interest Period applies and having a maturity comparable to such Interest Period.

      "Domestic Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

      "Assessment Rate" means for any day the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. 327.4(a) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

      (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

      The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/32 of 1%) of the respective rates per annum at which deposits in Dollars are offered to Bank of Montreal in the London interbank market at approximately 11:00 A.M.
(London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of Bank of Montreal to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

      (d) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% plus the Euro-Dollar Margin for such day plus the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/32 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Agent may select) deposits in Dollars in an amount approximately equal to such overdue payment due to Bank of Montreal are offered to Bank of Montreal in the London interbank market for the applicable period determined as provided above by (y)
1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause 8.01(a) or 8.01(b) shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day) and (ii) the sum of 2% plus the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Loan at the date such payment was due.

      (e) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

    Section 2.06. Method of Electing Interest Rates. (a) The Term Loans made on the Effective Date shall bear interest initially at the Base Rate. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8 and the last sentence of this subsection (a)), as follows:

            (i) if such Term Loans are Base Rate Loans, the Borrower may elect to convert such Term Loans to CD Loans as of any Domestic Business Day or to Euro-Dollar Loans as of any Euro-Dollar Business Day; and

           (ii) if such Term Loans are CD Loans, the Borrower may elect to convert such Term Loans to Base Rate Loans or Euro-Dollar Loans or elect to continue such Term Loans as CD Loans for an additional Interest Period, subject to Section 2.09 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans; and

          (iii) if such Term Loans are Euro-Dollar Loans, the Borrower may elect to convert such Term Loans to Base Rate Loans or CD Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, subject to Section 2.09 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Agent not later than 9:30 A.M. (Chicago time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective (unless the relevant Term Loans are to be converted to Domestic Loans of the other type or are CD Rate Loans to be continued as CD Rate Loans for an additional Interest Period, in which case such notice shall be delivered to the Agent not later than 9:30 A.M. (Chicago time) on the second Domestic Business Day before such conversion or continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans, provided that (i) such portion is allocated ratably among the Term Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each $5,000,000 or any larger multiple of $1,000,000.

      (b)   Each Notice of Interest Rate Election shall specify:

            (i) the Group of Loans (or portion thereof) to which such notice applies;

           (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection 2.06(a) above;

          (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if the Loans being converted are to be Fixed Rate Loans, the duration of the next succeeding Interest Period applicable thereto; and

           (iv) if such Loans are to be continued as CD Loans or Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of the term "Interest Period."

      (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection 2.06(a) above, the Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If no Notice of Interest Rate Election is timely received prior to the end of an Interest Period for any Group of Loans, the Borrower shall be deemed to have elected that such Group of Loans be converted to Base Rate Loans as of the last day of such Interest Period.

    Section 2.07. Optional Prepayments. (a) Subject in the case of any Fixed Rate Loan to Section 2.09, the Borrower may, upon at least one Domestic Business Day's notice to the Agent, prepay any Group of Domestic Loans or upon at least three Euro-Dollar Business Days' notice to the Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $5,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Term Loans of the Banks included in such Group. No amount of the Term Loans prepaid may be reborrowed.

      (b) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

    Section 2.08. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Term Loans, not later than 11:00 a.m. (Chicago time) on the date when due in Federal or other funds immediately available in Chicago, to the Agent at the Payment Office. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

      (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

    Section 2.09. Funding Losses. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan or any Fixed Rate Loan is converted (pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.05(b), or if the Borrower fails to prepay, convert or continue any Fixed Rate Loans after notice has been given to any Bank in accordance with Section 2.06(c) or 2.07, the Borrower shall reimburse each Bank within 15 Domestic Business Days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating, or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to prepay, convert or continue, provided that such Bank shall have delivered to the Borrower and the Agent a certificate as to the amount of such loss or expense, which certificate shall set forth the method of determining such loss or expense in reasonable detail and shall be conclusive in the absence of manifest error.

    Section 2.10. Computation of Interest. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

    Section 2.11. Regulation D Compensation. Each Bank may require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum determined by such Bank up to but not exceeding the excess of (i)
(A) the applicable London Interbank Offered Rate divided by (B) one minus the Euro-Dollar Reserve Percentage over (ii) the applicable London Interbank Offered Rate. Any Bank wishing to require payment of such additional interest (x) shall so notify the Borrower and the Agent, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after the giving of such notice and (y) shall notify the Borrower at least five Euro-Dollar Business Days prior to each date on which interest is payable on the Euro-Dollar Loans of the amount then due it under this Section.

    Section 2.12. Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due from the Borrower hereunder or under any of the Notes in the currency expressed to be payable herein or under the Notes (the "specified currency") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the specified currency with such other currency at the Agent's Chicago office on the Euro-Dollar Business Day preceding that on which final judgment is given. The obligations of the Borrower in respect of any sum due to any Bank or the Agent hereunder or under any Note shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Euro-Dollar Business Day following receipt by such Bank or the Agent (as the case may be) of any sum adjudged to be so due in such other currency such Bank or the Agent (as the case may be) may in accordance with normal banking procedures purchase the specified currency with such other currency; if the amount of the specified currency so purchased is less than the sum originally due to such Bank or the Agent, as the case may be, in the specified currency, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Bank or the Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Bank or the Agent, as the case may be, in the specified currency and (b) any amounts shared with other Banks as a result of allocations of such excess as a disproportionate payment to such Bank under Section 9.04, such Bank or the Agent as the case may be, agrees to remit such excess to the Borrower.

    Section 2.13. Extension of Maturity Date. (a) The Borrower may, by written request (an "Extension Request") to the Agent delivered at any time during the 60-day period preceding each anniversary of the Effective Date, request that the Banks extend the Maturity Date then in effect by one year, provided, that, in the case of each Extension Request other than the first Extension Request made hereunder, an Extension Request shall have been made and approved in accordance with this Section 2.13 prior to each previous anniversary of the Effective Date.

      (b) Upon receipt of an Extension Request, the Agent shall promptly notify each Bank thereof, and each Bank shall notify the Agent in writing by the deadline (the "Extension Request Deadline") specified in such Extension Request, which deadline shall in any case not be later than 4:00 P.M., Chicago time, on the date which is 30 days after delivery of such Extension Request, of such Bank's election, in its sole discretion, (i) to extend the Maturity Date by one year or (ii) not to extend the Maturity Date by one year (any Bank not electing to extend, a "Non-Extending Bank"). Any Bank that fails to notify the Agent in writing of its election by the Extension Request Deadline shall be deemed to be a Non-Extending Bank. If all the Banks consent to such extension of the Maturity Date then the Maturity Date shall be extended for one year. If any Bank is a Non-Extending Bank the Maturity Date shall not be extended.


                                  ARTICLE 3
                                  CONDITIONS

      The obligation of any Bank to make a Term Loan on the Effective Date is subject to the satisfaction of the following conditions:

      (a) Receipt by the Agent of the following documents, each dated the Effective Date unless otherwise indicated:

            (i) a duly executed Note for the account of each Bank dated on or before the Effective Date complying with the provisions of Section 2.03;

           (ii) an opinion of Stewart McKelvey Stirling & Scales, substantially in the form of Exhibit B-1 hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

          (iii) all documents the Agent may reasonably request relating to the existence of the Borrower, the authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

           (iv)   the duly executed and delivered Guaranty;

            (v) an opinion of Babetta R. Gray, Senior Vice President and General Counsel of the Guarantor, substantially in the form of Exhibit B-2 hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request; and

           (vi) all documents the Agent may reasonably request relating to the existence of the Guarantor, the authority for and the validity of the Guaranty, and any other matters relevant thereto, all in form and substance satisfactory to the Agent.

      (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing; and

      (c) the fact that the representations and warranties of the Borrower contained in this Agreement shall be true and correct on and as of the Effective Date.

The occurrence of the Effective Date and the making of the Term Loans hereunder shall be deemed to be a representation and warranty by the Borrower on the date thereof as to the facts specified in clauses 3(b) and 3(c) of this Section.


                                  ARTICLE 4
                        REPRESENTATIONS AND WARRANTIES

      The Borrower represents and warrants that:

    Section 4.01. Corporate Existence and Power. The Borrower is an unlimited liability company duly incorporated, validly existing and in good standing under the laws of the Province of Nova Scotia, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

    Section 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the memorandum or articles of association of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

    Section 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower and each Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally and by general principles of equity.

    Section 4.04. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could reasonably be expected to result in a Material Adverse Effect or which in any manner draws into question the validity or enforceability of this Agreement or the Notes.

    Section 4.05. Compliance with Laws. The Borrower and its Subsidiaries are in compliance with all applicable statutes, ordinances, rules and regulations, except where a lack of compliance therewith could not reasonably be expected to result in a Material Adverse Effect.

    Section 4.06. Environmental Matters. On the basis of its knowledge of the Environmental Laws and the applicability of the Environmental Laws to the business, operations and properties of the Borrower and its Subsidiaries, including, without limitation, (i) any requirement under the Environmental Laws that the Borrower and its Subsidiaries obtain operational permits, (ii) the possibility of liability in connection with the off-site disposal of wastes or Hazardous Substances and (iii) any liability to third parties, including employees, arising from the use, generation, treatment, storage or disposal of Hazardous Substances by the Borrower or its Subsidiaries, the Borrower has reasonably concluded that any liabilities and costs that the Borrower and its Subsidiaries are reasonably likely to incur in connection with any applicable Environmental Laws are unlikely to result in a Material Adverse Effect.

    Section 4.07. Taxes. The Borrower and its Subsidiaries have filed all Canadian income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

    Section 4.08.   Subsidiaries.  The Borrower has no Subsidiaries.

    Section 4.09. Regulatory Restrictions on Borrowing. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or otherwise subject to any regulatory scheme which restricts its ability to incur debt.

    Section 4.10. Full Disclosure. All information (other than any estimates and projections) heretofore furnished by the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Agent or any Bank will be, when taken as a whole, true and accurate in all material respects on the date as of which such information is stated or certified. All estimates and projections heretofore furnished by the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby were, and all such estimates and projections hereafter furnished by the Borrower to the Agent or any Bank will be, prepared by the Borrower in good faith utilizing the best information available to the Borrower at the time of preparation thereof. The Borrower has disclosed to the Banks in writing any and all facts which materially and adversely affect or may affect (to the extent the Borrower can now reasonably foresee) the business, operations or financial condition of the Borrower or the ability of the Borrower to perform its obligations under this Agreement.


                                  ARTICLE 5
                                  COVENANTS

      The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

    Section 5.01. Information. The Borrower will deliver, or cause to be delivered, to each of the Banks:

            (a) within 30 days after the end of each fiscal quarter of the Borrower a certificate of the chief financial officer or the chief accounting officer of the Borrower stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

            (b) within five Domestic Business Days after any officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; and

            (c) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

    Section 5.02. Payment of Obligations. The Borrower will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity (after giving effect to any applicable grace period), all their respective material obligations and liabilities (including, without limitation, tax liabilities and claims of materialmen, warehousemen and the like which if unpaid might by law give rise to a Lien), except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

    Section 5.03. Maintenance of Property; Insurance. (a) The Borrower will keep, and will cause each Subsidiary to keep, all property and equipment useful and necessary in its business in good working order and condition to the extent required by sound business practices, ordinary wear and tear excepted.

      (b) The Borrower will, and will cause each of its Subsidiaries to, maintain (either in the name of the Borrower or in such Subsidiary's own name) with financially sound and responsible insurance companies, insurance on all its respective properties and equipment in at least such amounts, against at least such risks and with such risk retention as are usually maintained, insured against or retained, as the case may be, in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Banks, upon request from the Agent, information presented in reasonable detail as to the insurance so carried.

    Section 5.04. Conduct of Business and Maintenance of Existence. The Borrower will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect its respective existence and its respective rights, privileges and franchises material to the normal conduct of business, provided that nothing in this Section 5.04 shall prohibit (i) the merger of a Subsidiary into the Borrower or the merger or consolidation of a Subsidiary with or into another Person if the entity surviving such consolidation or merger is a Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing,
(ii) any transaction not prohibited by Section 5.07 or (iii) the termination of the existence of any Subsidiary if the Borrower in good faith determines that such termination is not materially disadvantageous to the Banks.

    Section 5.05. Compliance with Laws. The Borrower will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities
(including, without limitation, Environmental Laws) except where either the necessity of compliance therewith is contested in good faith by appropriate proceedings or any failure to so comply, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

    Section 5.06. Inspection of Property, Books and Records. The Borrower will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Bank at such Bank's expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and records and to discuss its respective affairs, finances and accounts with its respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

    Section 5.07. Mergers and Sales of Assets. The Borrower will not (i) consolidate or merge with or into any other Person, (ii) sell, lease or otherwise transfer, directly or indirectly (including any such transfer by way of merger or consolidation), all or substantially all the assets of the Borrower and its Subsidiaries, taken as a whole, to any other Person or Persons, provided that the Borrower may merge with another Person if (x) the Borrower is the corporation surviving such merger and (y) after giving effect to such merger, no Default shall have occurred and be continuing.

    Section 5.08. Use of Proceeds. The proceeds of the Term Loans made under this Agreement will be used by the Borrower for general corporate purposes, including acquisitions. None of such proceeds will be used, directly or indirectly, for any purpose, whether immediate, incidental or ultimate, that entails a violation of the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

    Section 5.09. Negative Pledge. Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

            (a) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event;

            (b) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

            (c) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Subsidiary and not created in contemplation of such event;

            (d) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Subsidiary and not created in contemplation of such acquisition;

            (e) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

            (f) Liens arising in the ordinary course of its business which (i) do not secure Debt or Derivatives Obligations, (ii) do not secure any obligation in an amount exceeding $10,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

            (g)  Liens  on  cash  and  cash  equivalents   securing  Derivatives
      Obligations,   provided  that  the  aggregate  amount  of  cash  and  cash equivalents subject to such Liens may at no time exceed $10,000,000; and

    Section 5.10. Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect, any transaction with, any Affiliate except on an arms-length basis on terms at least as favorable to the Borrower or such Subsidiary that could have been obtained from a third party who was not an Affiliate, provided that the foregoing provisions of this Section shall not prohibit (i) any such Person from declaring or paying any lawful dividend or other payment ratably in respect of all of its capital stock of the relevant class so long as, after giving effect thereto, no Default shall have occurred and be continuing or (ii) the Borrower and each Subsidiary from entering into and/or performing their respective obligations under the Transaction Documents.


                                  ARTICLE 6
                                   DEFAULTS

    Section 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

            (a) the Borrower shall (i) fail to pay when due any principal of any Term Loan or (ii) fail to pay any interest on any Term Loan or any other amount payable hereunder within five Domestic Business Days of the date when due;

            (b) the Borrower shall fail to observe or perform any covenant contained in Article 5, other than those contained in Sections 5.01 through 5.06;

            (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause 6.01(a) or 6.01(b) above) for 30 days after notice thereof has been given to the Borrower by the Agent at the request of any Bank;

            (d) any representation, warranty, certification or statement made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

            (e) the Borrower or any Subsidiary shall fail to make any payment in respect of any Material Financial Obligations when due or within any applicable grace period;

            (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

            (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action to authorize any of the foregoing;

            (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

            (i) judgments or orders for the payment of money in excess of $10,000,000 in the aggregate shall be rendered against the Borrower or any Subsidiary and such judgments or orders shall continue unsatisfied and unstayed for a period of 10 days;

            (j)   the Borrower shall be dissolved or terminated; or

            (k)   a Change in Ownership or Control shall have occurred;

            (l) the Guaranty shall cease, for any reason, to be in full force and effect or the Guarantor, or any Person acting on behalf of the Guarantor, shall so assert; or

            (m) an "Event of Default" (as defined in the Guaranty) shall have occurred and be continuing under the Guaranty.

then, and in every such event, the Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, and (ii) if requested by Banks holding more than 50% of the aggregate principal amount of the Term Loans, by notice to the Borrower declare the Term Loans (together with accrued interest thereon) to be, and the Term Loans shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, provided that in the case of any of the Events of Default specified in clause 6.01 (g) or 6.01
(h) above with respect to the Borrower, without any notice to the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Term Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

    Section 6.02. Notice of Default. The Agent shall give notice to the Borrower under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.


                                  ARTICLE 7
                                  THE AGENT

    Section 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

    Section 7.02. Agent and Affiliates. Bank of Montreal shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Bank of Montreal and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Agent.

    Section 7.03. Action by Agent. The obligations of the Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

    Section 7.04. Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for the Borrower or Guarantor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

    Section 7.05. Liability of Agent. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith
(i) with the consent or at the request of the Required Banks or, when expressly required hereby, all the Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower or the Guarantor; (iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes, the Guaranty or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

    Section 7.06. Indemnification. Each Bank shall, ratably in accordance with its Commitment (or, if the Commitments have terminated, ratably in accordance with the aggregate unpaid principal amount of the Term Loans held by such Bank), indemnify the Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any reasonable and customary out-of-pocket costs or expenses (including counsel fees and disbursements), or any other claim, demand, action, loss or liability (except such as result from such indemnities' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees hereunder.

    Section 7.07. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement and the Guaranty.

    Section 7.08. Successor Agent. The Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.


                                  ARTICLE 8
                           CHANGE IN CIRCUMSTANCES

    Section 8.01.   Basis  for   Determining   Interest  Rate   Inadequate  or
Unfair. If on or prior to the first day of any Interest Period for any CD Loan or Euro-Dollar Loan:

            (a) the Agent is advised by Bank of Montreal that deposits in Dollars (in the applicable amounts) are not being offered to it in the relevant market for such Interest Period, or

            (b) Banks having 50% or more of the aggregate principal amount of the affected Term Loans advise the Agent that the Adjusted CD Rate or the London Interbank Offered Rate, as the case may be, as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their CD Loans or Euro-Dollar Loans, as the case may be, for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, or to continue or convert outstanding Term Loans as or into CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended and (ii) each outstanding CD Loan or Euro-Dollar Loan, as the case may be, shall be converted into a Base Rate Loan on the last day of the then-current Interest Period applicable thereto. At any time when the circumstances giving rise to the above-described suspension are in effect, such Borrowing shall instead be made as a Base Rate Borrowing.

      Section 8.02. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, or to convert outstanding Term Loans into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Term Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Term Loan to such day.

    Section 8.03. Increased Cost and Reduced Return. (a) If on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding (i) with respect to any CD Loan any such requirement included in an applicable Domestic Reserve Percentage and (ii) with respect to any Euro-Dollar Loan any such requirement with respect to which such Bank is entitled to compensation during the relevant Interest Period under Section 2.11), special deposit, insurance assessment (excluding, with respect to any CD Loan, any such requirement reflected in an applicable Assessment Rate) or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Note or its obligation to make Fixed Rate Loans and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

      (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

      (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section shall set forth the additional amount or amounts to be paid to it hereunder, shall set forth the method of determining such additional amount or amounts in reasonable detail and shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

   Section 8.04. Taxes. (a) For the purposes of this Section 8.04, the following terms have the following meanings:

            "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Bank and the Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located and (ii) in the case of each Bank, any United States withholding tax imposed on such payments but only to the extent that such Bank is subject to United States withholding tax at the time such Bank first becomes a party to this Agreement.

            "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note.

      (b) Any and all payments by the Borrower to or for the account of any Bank or the Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes, provided that, if the Borrower shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deduction been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt evidencing payment thereof.

      (c) The Borrower agrees to indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Bank or the Agent (as the case may be) makes demand therefor.

      (d) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section, then such Bank will change the jurisdiction of its Applicable Lending Office if, in the judgment of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

    Section 8.05. Base Rate Loans  Substituted for Affected Fixed Rate Loans. If
(i) the obligation of any Bank to convert outstanding Term Loans to, Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04 with respect to its CD Loans or Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

            (a) all Loans which would otherwise be continued as or converted into CD Loans or Euro-Dollar Loans, as the case may be, by such Bank shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks); and

            (b) after each of its CD Loans or Euro-Dollar Loans, as the case may be, has been converted to a Base Rate Loan, all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

      If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a CD Loan or Euro-Dollar Loan, as the case may be, on the first day of the next succeeding Interest Period applicable to the related CD Loans or Euro-Dollar Loans of the other Banks.

    Section 8.06. Substitution of Bank. If (i) the obligation of any Bank to make Euro-Dollar Loans or to convert or continue outstanding Term Loans into Euro-Dollar Loans shall be suspended pursuant to Section 8.02 or (ii) any Bank shall demand compensation pursuant to Section 8.03 or 8.04, the Borrower shall have the right, with the assistance of the Agent, to seek a mutually satisfactory bank or banks (which may be one or more of the Banks) to purchase the outstanding Term Loans of such Bank.


                                  ARTICLE 9
                                MISCELLANEOUS

    Section 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (a) in the case of the Borrower or the Agent, at its address, facsimile number or telex number set forth on the signature pages hereof, (b) in the case of any Bank, at its address, facsimile number or telex number set forth in its Administrative Questionnaire or (c) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section, provided that notices to the Agent under
Article 2 or Article 8 and notices to the Borrower under Section 9.06(c) shall not be effective until received.

    Section 9.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

    Section 9.03. Expenses; Indemnification. (a) The Borrower shall pay (without duplication of any such amounts paid by the Guarantor) (i) all reasonable and customary out-of-pocket expenses of the Agent, including fees and disbursements of special counsel for the Agent, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all reasonable and customary out-of-pocket expenses incurred by the Agent and each Bank, including (without duplication) the fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with any collection, bankruptcy, insolvency and other enforcement proceedings resulting from such Event of Default.

      (b) The Borrower agrees to indemnify the Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder, provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction; and provided further that any such indemnification hereunder shall only be to the extent that such Indemnitee has not received such payment from the Guarantor.

    Section 9.04. Sharing of Set-offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount then due and payable with respect to the Term Loans held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount then due and payable with respect to the Term Loans held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Term Loans held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments with respect to the Term Loans held by the Banks shall be shared by the Banks pro rata, provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness hereunder. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Term Loan, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

    Section 9.05. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by it), provided that no such amendment or waiver shall (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation without the written consent of each Bank, (ii) reduce the principal of or rate of interest on any Term Loan or any interest thereon without the written consent of each Bank affected thereby, (iii) postpone the date fixed for any payment of principal of or interest on any Term Loan or for any scheduled reduction or termination of any Commitment without the written consent of each Bank, (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement without the written consent of each Bank or (v) release the Guarantor from its obligations under the Guaranty or postpone the payment of any amounts owing under the Guaranty without the written consent of each Bank.

    Section 9.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of the Banks.

      (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Term Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement, provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i),
(ii), (iii), (iv) or (v) of Section 9.05 that affects the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Section 2.11 and Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

      (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, but not in an amount of less than $10,000,000, of its rights and obligations under this Agreement and the Notes and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit C hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower (which shall not be unreasonably withheld so long as (i) the Assignee is a commercial bank and (ii) the transferor Bank has given the Agent and the Borrower not less than three Domestic Business Days' prior written notice of such proposed assignment and the identity of the proposed Assignee) and the Agent, provided that if an Assignee is an affiliate of such transferor Bank or was a Bank immediately prior to such assignment, no such consent of the Borrower or the Agent shall be required, provided further that in the event of an assignment by a Bank of a proportionate part of its rights and obligations under this Agreement and the Notes, the part retained by such transferor Bank shall be not less than $10,000,000. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,500.

      (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

      (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

    Section 9.07. Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

    Section 9.08. Governing Law, Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of Illinois. The Borrower and each of the Banks hereby submit to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower and each of the Banks irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

    Section 9.09. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party) and satisfaction of the conditions precedent contained in Article 3.

    SECTION 9.10. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

    SECTION  9.11.  Confidentiality.  The Agent and each Bank  agree to keep any information delivered or made available by the Borrower pursuant to this Agreement confidential from anyone other than persons employed or retained by such Bank and its affiliates, provided that nothing herein shall prevent the Agent or any Bank from disclosing such information (i) to any other Bank or to the Agent, (ii) to such Bank's or Agent's legal counsel and independent auditors, (iii) upon the order of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority, (v) which had been publicly disclosed other than as a result of a disclosure by the Agent or any Bank prohibited by this Agreement, (vi) in connection with any litigation to which the Agent, any Bank or its subsidiaries or Parent may be a party, (vii) to the extent necessary in connection with the exercise of any remedy hereunder,
(viii) subject to provisions substantially similar to those contained in this Section, to any other Person if reasonably incidental to the administration of the credit facility contemplated hereby and (ix) subject to provisions substantially similar to those contained in this Section, to any actual or proposed Participant or Assignee.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                             GALILEO CANADA ULC



                                            By:_______________________________
                                            Title:__________________________
                                            Address: _______________________


                                                Attention:  ________________
                                                Telephone:  _______________
                                                Telecopy:  ________________





COMMITMENT

$34,391,917                                  BANK  OF  MONTREAL,  individually
                                             and as Agent



                  By:_________________________________________
                    Title:___________________________________



                                             Address for Notices:

                                             Bank of Montreal
                                             115 South LaSalle Street - 13
                                                West
                                             Chicago, Illinois  60603
                                             Attention:  Cecily Mistarz
                                             Telephone:  (312) 750-4354
                                             Telecopy:  (312) 750-4314

                              PRICING SCHEDULE A



      Each of the terms "Euro-Dollar Margin" and "CD Margin" means, for any date, the per annum rates set forth below in the row opposite such term and in the column corresponding to the "Pricing Level" that applies at such date:

-------------------------------------------------------------------------------

                LEVEL I       LEVEL II       LEVEL III      LEVEL IV     LEVEL V
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CD Margin       0.250%        0.300%         0.350%         0.425%        0.750%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Euro-Dollar     0.250%        0.300%         0.350%         0.425%        0.750%
Margin
--------------------------------------------------------------------------------

      For purposes of this Schedule, the following terms have the following meanings:

            "Applicable Cash Flow Ratio" means, on any day, the Cash Flow Ratio (as defined in the Guaranty) on the last day of the most recently ended fiscal quarter of the Guarantor for which the Guarantor has delivered financial statements pursuant to Section 3.01(a) or 3.01(b) of the Guaranty, as the case may be, provided that at any time a Default exists under Section 3.01(a), 3.01(b) or 3.01(c) of the Guaranty, the Applicable Cash Flow Ratio shall be deemed to be greater than or equal to 2.0 to 1.

            "Level I Pricing" applies at any date if, at such date, the Applicable Cash Flow Ratio is less than .25 to 1.

            "Level II Pricing" applies at any date if, at such date, the Applicable Cash Flow Ratio is greater than or equal to .25 to 1 but less than .50 to 1.

            "Level III Pricing" applies at any date if, at such date, the Applicable Cash Flow Ratio is greater than or equal to .50 to 1 but less than 1.0 to 1.

            "Level IV Pricing" applies at any date if, at such date, the Applicable Cash Flow Ratio is greater than or equal to 1.0 to 1 but less than 2.0 to 1.

            "Level V Pricing" applies at any date if, at such date, no other Pricing Level applies.

            "Pricing Level" refers to the determination of which of Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing or Level V Pricing applies at any date.

                              PRICING SCHEDULE B



      Each of the terms "Euro-Dollar Margin" and "CD Margin" means, for any date, the per annum rates set forth below in the row opposite such term and in the column corresponding to the "Pricing Level" that applies at such date:

--------------------------------------------------------------------------------

                LEVEL I       LEVEL II       LEVEL III     LEVEL IV     LEVEL V
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CD Margin       0.250%        0.300%         0.350%         0.425%        0.750%
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Euro-Dollar     0.250%        0.300%         0.350%         0.425%        0.750%
Margin
--------------------------------------------------------------------------------

      For purposes of this Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Schedule:

            "Level I Pricing" applies at any date if, at such date, the Guarantor's long-term debt is rated A- or higher by S&P or A3 or higher by Moody's.

            "Level II Pricing" applies at any date if, at such date, (i) the Guarantor's long-term debt is rated BBB+ or higher by S&P or Baa1 or higher by Moody's and (ii) Level I Pricing does not apply.

            "Level III Pricing" applies at any date if, at such date, (i) the Guarantor's long-term debt is rated BBB or higher by S&P and Baa2 or higher by Moody's and (ii) neither Level I Pricing nor Level II Pricing applies.

            "Level IV Pricing" applies at any date if, at such date, (i) the Guarantor's long-term debt is rated BBB- or higher by S&P and Baa3 or higher by Moody's and (ii) none of Level I Pricing, Level II Pricing and Level III Pricing applies.

            "Level V Pricing" applies at any date if, at such date, no other Pricing Level applies.

            "Pricing Level" refers to the determination of which of Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing or Level V Pricing applies at any date.

      The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Guarantor without third-party credit enhancement, and any rating assigned to any other debt security of the Guarantor shall be disregarded. The ratings in effect for any day are those in effect at the close of business on such day. In the case of split ratings from S&P and Moody's, so long as the Guarantor's long-term debt is rated at least BBB by S&P and at least Baa2 by Moody's, the rating to be used to determine the applicable Pricing Level is the higher of the two (e.g., BBB+/A3 results in Level I Pricing).

                                  SCHEDULE I
                            TRANSACTION DOCUMENTS



Galileo Canada Distribution
Systems, Inc. Share Purchase Agreement
and all related agreements

Transaction Agreement
NDC Acquisition Agreements
Sales Representation Agreements
Registration Rights Agreement
Stockholders' Agreement
Services Agreements
Computer Services Agreements

Combination Agreement
ATS Partnership Agreement
Data Access Agreement
Trademark License Agreements
Programmer Support Agreements
Software License Agreements
Functionality Access Agreement
Omnibus Network Agreement
Distributor Sales and Services Agreement
Non-Competition Agreements

All other agreements or instruments entered into or to be entered into pursuant to any of the foregoing at or prior to the time of the initial public offering of the Guarantor's common stock.

                                  EXHIBIT A
                                     NOTE



                                                             Chicago, Illinois
                                                              ----------------



      For value received, Galileo Canada ULC, a Nova Scotia unlimited liability company (the "Borrower"), promises to pay to the order of __________________________ (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Term Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Term Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in the manner and at the place provided for in the Credit Agreement.

      All Term Loans made by the Bank, the respective types and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Term Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof, provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

      This note is one of the Notes referred to in the Credit Agreement dated as of June 5, 1998 among Galileo Canada ULC, the Banks parties thereto and Bank of Montreal, as Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                             GALILEO CANADA ULC



                                             By
                                                Name:
                                                Title:

                       LOANS AND PAYMENTS OF PRINCIPAL


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                   AMOUNT      TYPE OF LOAN    PRINCIPAL    NOTATION MADE
     DATE          OF LOAN                       REPAID           BY
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


                                    B-2-1

                                 EXHIBIT B-2
                     OPINION OF COUNSEL FOR THE BORROWER
                                AND GUARANTOR


                                 June 5,1998



To the Banks, and the Agent
  Referred to Below
c/o Bank of Montreal, as Agent
115 South LaSalle Street
Chicago. Illinois 60603

Ladies and Gentlemen:

      I  am  the  Senior  Vice   President   and  General   Counsel  of  Galileo
International, Inc. (the "Guarantor") and have acted as counsel for the Guarantor in connection with the Guaranty Agreement (the "Guaranty") dated as of June 5, 1998 executed by the Guarantor and as counsel for Galileo Canada ULC (the "Borrower") in connection with the Credit Agreement (the "Credit Agreement") dated as of June 5, 1998 among the Borrower, the banks party thereto and Bank of Montreal, as Agent. Terms defined in the Guaranty Agreement are used herein as therein defined. This opinion is being rendered to you at the request of the Borrower pursuant to Section 3(a)(v) of the Credit Agreement.

      In connection with this opinion, I have investigated such questions of law, received such information from officers and representatives of the Borrower, the Guarantor and its Subsidiaries and examined such certificates of public officials, and corporate documents and records of the Borrower, the Guarantor and its Subsidiaries and other documents as I have deemed necessary or appropriate for purposes of this opinion.

      In rendering my opinion I have assumed (a) the due authorization, execution and delivery of the Guaranty and Credit Agreement by each of the parties thereto (other than the Guarantor and Borrower, as applicable), (b) the authenticity of all documents submitted to me as originals and (c) the conformity to original documents of all documents submitted to me as copies.

      Upon the basis of the foregoing, I am of the opinion that:

             1. The Guarantor is a corporation duly organized and validly existing under the laws of the State of Delaware and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

             2. The execution, delivery and performance by the Guarantor of the Guaranty are (a) within the corporate powers of the Guarantor, (b) have been duly authorized by all necessary corporate action, (c) require no action by or in respect of, or filing with, any governmental body, agency or official and (d) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Guarantor or of any indenture or other agreement or instrument evidencing Debt of the Guarantor or of any other material agreement, judgment, injunction, order, decree or other instrument known to me and binding upon the Guarantor or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Guarantor or any of its Subsidiaries.

             3. The Guaranty constitutes a valid and binding agreement of the Guarantor enforceable in accordance with its terms and the Credit Agreement and each Note constitute valid and binding agreements of the Borrower enforceable in accordance with their terms except, in each case
      (i) as the same may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally and by general principles of equity, (ii) insofar as provisions contained in the Guaranty provide for indemnification, the enforcement thereof may be limited by public policy considerations, and (iii) I express no opinion as to the effect of the law of any jurisdiction (other than the States of Illinois and Colorado) wherein any Bank may be located or wherein enforcement of the Guaranty may be sought which limits the rates of interest legally chargeable or collectible. For purposes of my opinion in this paragraph 3, I have assumed that the laws of the State of Illinois are similar to the laws of the State of Colorado.

             4. There is no action, suit or proceeding pending against, or to the best of my knowledge threatened against or affecting, the Guarantor or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could reasonably be expected to materially adversely affect the business, consolidated financial position or consolidated results of operations of the Guarantor and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of the Guaranty.

      I am admitted to practice in the State of Colorado and express no opinion as to matters governed by the laws of any jurisdiction other than the laws of the State of Colorado, the General Corporation Law of the State of Delaware, and the Federal laws of the United States of America.

      This opinion may be relied upon by each of you and any permitted successor or assignee of each of you and any representative of each of you and may not be relied upon by or disclosed to any other person (except to the extent information is permitted to be disclosed pursuant to Section 6.07 of the Guaranty) without my prior written consent.

                                             Very truly yours,


                                             Babetta R. Gray

                                     C-1
                                  EXHIBIT C
                     ASSIGNMENT AND ASSUMPTION AGREEMENT


                     ASSIGNMENT AND ASSUMPTION AGREEMENT

      AGREEMENT dated as of ___________________, ____ among [NAME OF Assignor] (the "Assignor"), [NAME OF ASSIGNEE] (the "Assignee"), GALILEO CANADA ULC (the "Borrower") and BANK OF MONTREAL, as Agent (the "Agent").

      WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Credit Agreement dated as of June 5, 1998 among the Borrower, the Assignor and the other Banks parties thereto, as Banks, and the Agent (as amended from time to time, the "Credit Agreement");

      WHEREAS, the Assignor has outstanding Term Loans in an aggregate principal amount of $_________;

      WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Term Loans thereunder in a principal amount equal to $________________ (the "Assigned Amount"), and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

      NOW,  THEREFORE,   in  consideration  of  the  foregoing  and  the  mutual
agreements contained herein, the parties hereto agree as follows:

       Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

       Section 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount. Upon the execution and delivery hereof by the Assignor, the Assignee, [the Borrower, and the Agent] and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement and the Guaranty, and (ii) the Assignor shall be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

       Section 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

       Section 4. Consent of the Borrower and the Agent. This Agreement is conditioned upon the consent of the Borrower and the Agent pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement by the Borrower and the Agent is evidence of this consent. Pursuant to Section 9.06(c), the Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

       Section 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower or Guarantor, or the validity and enforceability of the obligations of the (i) Borrower in respect of the Credit Agreement or any Note or (ii) Guarantor in respect of the Guaranty. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower and Guarantor.

       Section 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

       Section 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                             [NAME OF ASSIGNOR]


                  By:_________________________________________
                                      Name:
                                                Title:



                                             [NAME OF ASSIGNEE]


                  By:_________________________________________
                                      Name:
                                                Title:


                                             [CONSENTED TO:

                                             GALILEO CANADA ULC


                  By:_________________________________________
                                                Name:
                                                Title:


                                             CONSENTED TO:

                                             BANK OF MONTREAL, as Agent


                  By:_________________________________________
                                                Name:
                                                Title:

                                                                 EXHIBIT  10.5





                         GALILEO INTERNATIONAL, INC.




                              GUARANTY AGREEMENT




                                 dated as of



                                 June 5, 1998










=============================================================================


                                     -1-
                              TABLE OF CONTENTS

SECTION                                  HEADING                                     PAGE

ARTICLE 1         THE GUARANTY..........................................................1

     Section 1.01.   The Guaranty.......................................................1
     Section 1.02.   Guarantee Unconditional............................................2
     Section 1.03.   Discharge Only Upon Payment in Full;
                     Reinstatement in Certain Circumstances.............................2
     Section 1.04.   Waivers............................................................3
     Section 1.05.   Stay of Acceleration...............................................3

ARTICLE 2         REPRESENTATIONS AND WARRANTIES........................................3

     Section 2.01.   Corporate Existence and Power......................................3
     Section 2.02.   Corporate and Governmental Authorization; No
                     Contravention......................................................3
     Section 2.03.   Binding Effect.....................................................3
     Section 2.04.   Financial Information..............................................4
     Section 2.05.   Litigation.........................................................4
     Section 2.06.   Compliance with ERISA..............................................4
     Section 2.07.   Compliance with Laws...............................................4
     Section 2.08.   Environmental Matters..............................................4
     Section 2.09.   Taxes..............................................................5
     Section 2.10.   Subsidiaries.......................................................5
     Section 2.11.   Regulatory Restrictions on Borrowing...............................5
     Section 2.12.   Full Disclosure....................................................5

ARTICLE 3         COVENANTS.............................................................6

     Section 3.01.   Information........................................................6
     Section 3.02.   Payment of Obligations.............................................7
     Section 3.03.   Maintenance of Property; Insurance.................................8
     Section 3.04.   Conduct of Business and Maintenance of
                     Existence..........................................................8
     Section 3.05.   Compliance with Laws...............................................8
     Section 3.06.   Inspection of Property, Books and Records..........................8
     Section 3.07.   Mergers and Sales of Assets........................................9
     Section 3.08.   Use of Proceeds....................................................9
     Section 3.09.   Negative Pledge....................................................9
     Section 3.10.   Interest Coverage Ratio...........................................10
     Section 3.11.   Restricted Payments...............................................10
     Section 3.12.   Transactions with Affiliates......................................10
     Section 3.13.   Debt of  Subsidiaries.............................................10
     Section 3.14.   Cash Flow Ratio...................................................10

ARTICLE 4         DEFAULTS.............................................................11

     Section 4.01.   Events of Default.................................................11

ARTICLE 5         DEFINITIONS..........................................................12

     Section 5.01.   Definitions.......................................................12
     Section 5.02.   Additional Terms; Accounting Terms and
                     Determinations....................................................18

ARTICLE 6         MISCELLANEOUS........................................................18

     Section 6.01.   Notices...........................................................18
     Section 6.02.   Waivers and Amendments............................................19
     Section 6.03.   Expenses; Indemnification.........................................19
     Section 6.04.   Successors and Assigns............................................20
     Section 6.05.   Governing Law, Submission to Jurisdiction.........................20
     Section 6.06.   Waiver of Jury Trial..............................................20
     Section 6.07.   Confidentiality...................................................20

Schedule I     --      Existing Capital Leases
Schedule II    --      Existing Ownership Group
Schedule III   --      Transaction Documents


                              GUARANTY AGREEMENT

      WHEREAS, Galileo Canada ULC, a Nova Scotia unlimited liability company (the "Borrower"), Bank of Montreal, individually and as Agent, and the lenders party thereto, have entered into a Credit Agreement dated as of June 5, 1998 (such Credit Agreement as the same may from time to time be modified and amended being hereinafter referred to as the "Credit Agreement" and Bank of Montreal, acting as such agent and any successor or successors to Bank of Montreal in the capacity of Agent being hereinafter referred to as the "Agent") pursuant to which Bank of Montreal and other lenders which are or may from time to time become parties thereto (Bank of Montreal and such other lenders which are or become "Banks" under the Credit Agreement being hereinafter referred to collectively as the "Banks" and individually as a "Bank", and the Agent and the Banks being hereinafter referred to collectively as the "Guaranteed Creditors" and individually as a "Guaranteed Creditor") will make loans to the Borrower; and

      WHEREAS, the Borrower is a direct wholly-owned subsidiary of Galileo International, Inc., a Delaware corporation (the "Guarantor"); and

      WHEREAS, the Banks are unwilling to extend credit accommodations to the Borrower unless the Guarantor is prepared to guarantee the indebtedness, obligations and liabilities of the Borrower to the Guaranteed Creditors; and

      NOW, THEREFORE, in consideration of the foregoing and other benefits accruing and to accrue to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:


                                  ARTICLE 1
                                 THE GUARANTY

    Section 1.01. The Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to the Guaranteed Creditors, the due and punctual payment of all present and future indebtedness of the Borrower evidenced by or arising out of the Credit Agreement, including, but not limited to, the due and punctual payment of principal of and interest on the Notes and the due and punctual payment of all other obligations now or hereafter owed by the Borrower under the Credit Agreement as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise, according to the terms hereof and thereof (collectively, the "Guaranteed Obligations"). In case of failure by the Borrower punctually to pay any part of the Guaranted Obligations, the Guarantor hereby unconditionally agrees to make such payment as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise, and as if such payment were made by the Borrower.

    Section 1.02. Guarantee Unconditional. The obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

            (a) any extension, renewal, settlement, compromise, waiver or release in respect of any Guaranteed Obligation under the Credit Agreement or by operation of law or otherwise (other than an express accord and satisfaction between a Bank or Agent and the Guarantor or Borrower in so far as it expressly discharges a Guaranteed Obligation owing such Agent or Bank, as the case may be);

            (b) any modification or amendment of or supplement to the Credit Agreement or any other document;

            (c) any change in the corporate existence, structure or ownership of, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting, the Borrower, or any of its assets, or any resulting release or discharge of any Guaranteed Obligation;

            (d) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Agent, any Bank or any other Person, whether or not arising in connection herewith;

            (e) any failure to assert, or any assertion of, any claim or demand or any exercise of, or failure to exercise, any rights or remedies against the Borrower or any other Person or property;

            (f) any application in accordance with the terms of the Credit Agreement of any sums by whomsoever paid or howsoever realized to any obligation of the Borrower, regardless of what obligations of the Borrower remain unpaid; or

            (g) any invalidity or unenforceability relating to or against the Borrower for any reason of the Credit Agreement, the Notes or any other document executed in connection therewith or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of any Guaranteed Obligation, including the payment of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement.

    Section 1.03. Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. The Guarantor's obligations hereunder shall remain in full force and effect until the Commitments are terminated and the principal of and interest on the Notes and all Guaranteed Obligations shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other Guaranteed Obligation is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

    Section 1.04. Waivers. (a) General. The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by the Agent, any Bank or any other Person against the Borrower or any other Person.

      (b) Subrogation and Contribution. Unless and until the Guaranteed Obligations have been fully paid and satisfied and the Commitments have terminated, the Guarantor hereby irrevocably waives any claim or other right it may now or hereafter acquire against the Borrower that arises from the existence, payment, performance or enforcement of the Guarantor's obligations hereunder, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of the Agent, any Bank or any other holder of a Guaranteed Obligation against the Borrower whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other right.

    Section 1.05. Stay of Acceleration. If acceleration of the time for payment of any Guaranteed Obligation is stayed upon the insolvency, bankruptcy or
reorganization   of  the  Borrower,   all  such  amounts  otherwise  subject  to
acceleration under the terms of the Credit Agreement shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Agent.


                                  ARTICLE 2
                        REPRESENTATIONS AND WARRANTIES

      The Guarantor represents and warrants that:

    Section 2.01. Corporate Existence and Power. The Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

    Section 2.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Guarantor of this Agreement is within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Guarantor or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Guarantor or any of its Subsidiaries.

    Section 2.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Guarantor enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally and by general principles of equity.

    Section 2.04. Financial Information. (a) The consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries as of December 31, 1997 and the related consolidated statements of income and cash flows for the fiscal year then ended, reported on by KPMG Peat Marwick LLP, copies of which have been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Guarantor and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

      (b) Since December 31, 1997 there has been no material adverse change in the business, financial position or results of operations of the Guarantor and its Consolidated Subsidiaries, considered as a whole.

    Section 2.05. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Guarantor threatened against or affecting, the Guarantor or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could reasonably be expected to result in a Material Adverse Effect or which in any manner draws into question the validity or enforceability of this Agreement, the Credit Agreement or the Notes.

    Section 2.06. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan, except where such failure to fulfill its obligations or be in compliance could not reasonably be expected to result in a Material Adverse Effect. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could reasonably be expected to result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA, except where such failures to make contributions or payments, such impositions of Liens, such postings of bonds or such incurrence of liability, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

    Section 2.07. Compliance with Laws. The Guarantor and its Subsidiaries are in compliance with all applicable statutes, ordinances, rules and regulations, except where a lack of compliance therewith could not reasonably be expected to result in a Material Adverse Effect.

    Section 2.08. Environmental Matters. On the basis of its knowledge of the Environmental Laws and the applicability of the Environmental Laws to the business, operations and properties of the Guarantor and its Subsidiaries, including, without limitation, (i) any requirement under the Environmental Laws that the Guarantor and its Subsidiaries obtain operational permits, (ii) the possibility of liability in connection with the off-site disposal of wastes or Hazardous Substances and (iii) any liability to third parties, including employees, arising from the use, generation, treatment, storage or disposal of Hazardous Substances by the Guarantor or its Subsidiaries, the Guarantor has reasonably concluded that any liabilities and costs that the Guarantor and its Subsidiaries are reasonably likely to incur in connection with any applicable Environmental Laws are unlikely to result in a Material Adverse Effect.

    Section 2.09. Taxes. The Guarantor and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Guarantor or any Subsidiary, except to the extent payment of any such taxes is being contested in good faith by appropriate proceedings diligently conducted. The charges, accruals and reserves on the books of the Guarantor and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Guarantor, adequate.

    Section 2.10. Subsidiaries. Each of the Guarantor's Subsidiaries is a corporation or other entity duly organized, validly existing and in good standing, under the laws of its jurisdiction of organization, and has all requisite powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the lack of such requisite powers, licenses, authorizations, consents or approvals, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

    Section 2.11. Regulatory Restrictions on Borrowing. The Guarantor is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or otherwise subject to any regulatory scheme which restricts its ability to incur debt.

    Section 2.12. Full Disclosure. All information (other than any estimates and projections) heretofore furnished by the Guarantor to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Guarantor to the Agent or any Bank will be, when taken as a whole, true and accurate in all material respects on the date as of which such information is stated or certified. All estimates and projections heretofore furnished by the Guarantor to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby were, and all such estimates and projections hereafter furnished by the Guarantor to the Agent or any Bank will be, prepared by the Guarantor in good faith utilizing the best information available to the Guarantor at the time of preparation thereof. The Guarantor has disclosed to the Banks in writing any and all facts which materially and adversely affect or may affect (to the extent the Guarantor can now reasonably foresee) the business, operations or financial condition of the Guarantor and its Consolidated Subsidiaries, taken as a whole, or the ability of the Guarantor to perform its obligations under this Agreement.


                                  ARTICLE 3
                                  COVENANTS

      The Guarantor agrees that, so long as any Bank has any Commitment under the Credit Agreement or any Guaranteed Obligation remains unpaid:

    Section 3.01. Information. The Guarantor will deliver to each of the Guaranteed Creditors:

            (a)  within  100  days  after  the  end of each  fiscal  year of the
      Guarantor, a consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) by KPMG Peat Marwick LLP or other independent public accountants of nationally recognized standing;

            (b) within 50 days after the end of each of the first three quarters of each fiscal year of the Guarantor, a consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of the Guarantor's fiscal year ended at the end of such quarter, setting forth in the case of such statements of income and cash flows, in comparative form the figures for the corresponding quarter and the corresponding portion of the Guarantor's previous fiscal year, all certified (subject to nominal year-end adjustments) as to fairness of presentation in all material respects, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Guarantor;

            (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Guarantor
      (i) setting forth in reasonable detail the calculations required to establish (x) whether the Guarantor was in compliance with the requirements of Sections 3.10 and 3.14 on the date of such financial statements and (y) for so long, as Pricing Schedule A is the Pricing Schedule under the Credit Agreement, the Applicable Cash Flow Ratio (as such term is defined in Pricing Schedule A) derived from such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Guarantor is taking or proposes to take with respect thereto;

            (d) within five Domestic Business Days after any officer of the Guarantor obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Guarantor setting forth the details thereof and the action which the Guarantor is taking or proposes to take with respect thereto;

            (e) promptly upon the mailing thereof to the shareholders of the Guarantor generally, copies of all financial statements, reports and proxy statements so mailed;

            (f) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Guarantor shall have filed with the Securities and Exchange Commission;

            (g) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Material Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Material Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose material liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Material Plan under Section 4041 (c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Guarantor setting forth details as to such occurrence and action, if any, which the Guarantor or applicable member of the ERISA Group is required or proposes to take; and

            (h) from time to time such additional information regarding the financial position or business of the Guarantor and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

    Section 3.02. Payment of Obligations. The Guarantor will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity (after giving effect to any applicable grace period), all their respective material obligations and liabilities (including, without limitation, tax liabilities and claims of materialmen, warehousemen and the like which if unpaid might by law give rise to a Lien), except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

    Section 3.03. Maintenance of Property; Insurance. (a) The Guarantor will keep, and will cause each Subsidiary to keep, all property and equipment useful and necessary in its business in good working order and condition to the extent required by sound business practices, ordinary wear and tear excepted.

      (b) The Guarantor will, and will cause each of its Subsidiaries to, maintain (either in the name of the Guarantor or in such Subsidiary's own name) with financially sound and responsible insurance companies, insurance on all its respective properties and equipment in at least such amounts, against at least such risks and with such risk retention as are usually maintained, insured against or retained, as the case may be, in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Banks, upon request from the Agent, information presented in reasonable detail as to the insurance so carried.

    Section 3.04. Conduct of Business and Maintenance of Existence. The Guarantor will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect its respective existence and its respective rights, privileges and franchises material to the normal conduct of business, provided that nothing in this
Section 3.04 shall prohibit (i) the merger of a Subsidiary into the Guarantor or the merger or consolidation of a Subsidiary with or into another Person if the entity surviving such consolidation or merger is a Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing, (ii) any transaction not prohibited by Section 3.07 or (iii) the termination of the existence of any Subsidiary if the Guarantor in good faith determines that such termination is not materially disadvantageous to the Banks.

    Section 3.05. Compliance with Laws. The Guarantor will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where either the necessity of compliance therewith is contested in good faith by appropriate proceedings or any failure to so comply, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

    Section 3.06. Inspection of Property, Books and Records. The Guarantor will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit; and will cause each Subsidiary to permit, representatives of any Bank at such Bank's expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and records and to discuss its respective affairs, finances and accounts with its respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

    Section 3.07. Mergers and Sales of Assets. The Guarantor will not (i) consolidate or merge with or into any other Person, (ii) sell, lease or otherwise transfer, directly or indirectly (including any such transfer by way of merger or consolidation), all or substantially all the assets of the Guarantor and its Subsidiaries, taken as a whole, to any other Person or Persons, provided that the Guarantor may merge with another Person if (x) the Guarantor is the corporation surviving such merger and (y) after giving effect to such merger, no Default shall have occurred and be continuing.

    Section 3.08. Use of Proceeds. The proceeds of the Loans made under the Credit Agreement will be used by the Borrower for general corporate purposes, including acquisitions. None of such proceeds will be used, directly or indirectly, for any purpose, whether immediate, incidental or ultimate, that entails a violation of the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

    Section 3.09.   Negative   Pledge.   Neither   the   Guarantor   nor   any
Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

            (a) Liens existing on the date hereof securing (i) Debt in connection with the Existing Capital Leases and (ii) other Debt outstanding on the date hereof in an aggregate principal or face amount not exceeding, $10,000,000;

            (b) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event;

            (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

            (d) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Guarantor or a Subsidiary and not created in contemplation of such event;

            (e) any Lien existing on any asset prior to the acquisition thereof by the Guarantor or a Subsidiary and not created in contemplation of such acquisition;

            (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

            (g) Liens arising in the ordinary course of its business which (i) do not secure Debt or Derivatives Obligations, (ii) do not secure any obligation in an amount exceeding $10,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

            (h)  Liens  on  cash  and  cash  equivalents   securing  Derivatives
      Obligations,   provided  that  the  aggregate  amount  of  cash  and  cash equivalents subject to such Liens may at no time exceed $10,000,000; and

            (i) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal or face amount not exceeding, on the date of incurrence of any portion of such Debt, an aggregate of 10% of Consolidated Tangible Net Worth at such date.

    Section 3.10. Interest Coverage Ratio. As of the last day of each fiscal quarter of the Guarantor, the Interest Coverage Ratio at such last day will not be less than 2.5 to 1.

    Section 3.11. Restricted Payments. Neither the Guarantor nor any Subsidiary will make any Restricted Payment, provided that the foregoing shall not prohibit or restrict Restricted Payments from time to time with respect to any year in an aggregate amount not to exceed an amount equal to 50% of Consolidated Net Income for such year.

    Section 3.12. Transactions with Affiliates. The Guarantor will not, and will not permit any Subsidiary to, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect, any transaction with, any Affiliate except on an arms-length basis on terms at least as favorable to the Guarantor or such Subsidiary that could have been obtained from a third party who was not an Affiliate, provided that the foregoing provisions of this Section shall not prohibit (i) the Guarantor and each Subsidiary from entering into and/or performing their respective obligations under the Transaction Documents or (ii) any such Person from declaring or paying any lawful dividend or other payment ratably in respect of all of its capital stock of the relevant class so long as, after giving effect thereto, no Default shall have occurred and be continuing.

    Section 3.13. Debt of Subsidiaries. Total Debt of all Subsidiaries (excluding (i) Debt of a Subsidiary to the Guarantor or to a wholly owned Subsidiary and (ii) the Guaranteed Obligations) will not, on the date of incurrence of any portion of such Debt, exceed the greater of (x) $50,000,000 or
(y) 10% of Consolidated Tangible Net Worth at such date.

    Section 3.14. Cash Flow Ratio. As of the last day of each fiscal quarter of the Guarantor, the Cash Flow Ratio at such last day will not be greater than 2.0 to 1.


                                  ARTICLE 4
                                   DEFAULTS

    Section 4.01. Events of Default. Each of the following events shall be an "Event of Default":

            (a) the Guarantor shall fail to observe or perform any covenant contained in Article 3, other than those contained in Sections 3.01 through 3.06;

            (b) the Guarantor shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause 4.01(a) above) for 30 days after notice thereof has been given to the Guarantor by any Guaranteed Creditor;

            (c) any representation, warranty, certification or statement made by the Guarantor in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

            (d) the Guarantor or any Subsidiary shall fail to make any payment in respect of any Material Financial Obligations when due or within any applicable grace period;

            (e) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

            (f) the Guarantor or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action to authorize any of the foregoing;

            (g) an involuntary case or other proceeding shall be commenced against the Guarantor or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Guarantor or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

            (h) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $10,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under
      Section 4007 of ERISA) in excess of $10,000,000 in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would reasonably be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $10,000,000;

            (i) judgments or orders for the payment of money in excess of $10,000,000 in the aggregate shall be rendered against the Guarantor or any Subsidiary and such judgments or orders shall continue unsatisfied and unstayed for a period of 10 days;

            (j)   the Guarantor shall be dissolved or terminated; or

            (k) a Change in Ownership or Control shall have occurred.


                                  ARTICLE 5
                                 DEFINITIONS

    Section 5.01. Definitions. The following terms, as used herein, have the following meanings:

      "Affiliate" means, at any time, (i) any Person that at such time beneficially owns, directly or indirectly, 25% or more of the Ordinary Voting Stock, (ii) any Person that, at such time, directly, or indirectly through one or more intermediaries, controls the Guarantor or (iii) any Person (other than the Guarantor or a Subsidiary) which is controlled by or is under common control with a Person described in clause (i) or (ii).

      "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

      "Cash Flow Ratio" means at any date the ratio of (i) Consolidated Debt at such date to (ii) Consolidated EBITDA for the four consecutive fiscal quarters of the Guarantor and its Consolidated Subsidiaries ending on such date.

      "Change in Ownership or Control" shall be deemed to have occurred if, without the prior written consent of the Required Banks, at any time on or after the Effective Date: (i) any Person or group (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended) other than one or more members of the Existing Ownership Group shall beneficially own, directly or indirectly, a percentage of the Ordinary Voting Stock that is at such time in excess of the percentage of the Ordinary Voting Stock beneficially owned, directly or indirectly, at such time by all members of the Existing Ownership Group taken as a whole; (ii) any Person or group (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended) other than one or more members of the Existing Ownership Group shall beneficially own, directly or indirectly, a percentage of the Ordinary Voting Stock that is at such time in excess of 25% of the Ordinary Voting Stock outstanding at such time; or (iii) the Continuing Directors shall fail to constitute a majority of the Board of Directors of the Guarantor at such time.

      "Consolidated Debt" means at any date the Debt of the Guarantor and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

      "Consolidated EBIT" means, for any fiscal period, Consolidated Net Income (exclusive of the effect of any extraordinary gain (or loss)) for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of (i) Consolidated Interest Expense and (ii) income tax expense.

      "Consolidated EBITDA" means, for any fiscal period, Consolidated EBIT for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of depreciation, amortization and other similar non-cash charges.

      "Consolidated Interest Expense" means, for any period, the interest expense of the Guarantor and its Consolidated Subsidiaries, determined on a consolidated basis for such period.

      "Consolidated Net Income" means, for any fiscal period, the net income of the Guarantor and its Consolidated Subsidiaries, determined on a consolidated basis for such period. Notwithstanding the foregoing, for purposes of calculating Consolidated Net Income for any fiscal period ending on or prior to June 30, 1998, there shall be added to the amount determined in accordance with the immediately preceding sentence the amount of net income attributable during such fiscal period to the assets acquired in the NDC Acquisitions (such amount of net income to be determined in good faith by the Guarantor in a manner consistent with the preparation of the pro forma financial statements included in the Registration Statement).

      "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Guarantor in its consolidated financial statements if such statements were prepared as of such date.

      "Consolidated Tangible Net Worth" means at any date the consolidated stockholders' equity of the Guarantor and its Consolidated Subsidiaries less their consolidated Intangible Assets, all determined as of such date. For purposes of this definition, the term "Intangible Assets" means the amount (to the extent reflected in determining such consolidated stockholders' equity) of
(i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going business concern made within twelve months after the acquisition of such business) subsequent to December 31, 1997 in the book value of any asset owned by the Guarantor or a Consolidated Subsidiary, (ii) all investments in unconsolidated Subsidiaries and all equity investments in Persons which are not Subsidiaries and (iii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets.

      "Continuing Director" means, at any date, an individual (i) who is a member of the Board of Directors of the Guarantor on the Effective Date, (ii) who has been nominated to be a member of such Board of Directors, directly or indirectly, by one or more members of the Existing Ownership Group or (iii) who has been nominated to be a member of such Board of Directors by a majority of the other Continuing Directors then in office.

      "Control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

      "Debt" of any  Person  means at any  date,  without  duplication,  (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and, for purposes of Section 3.09 and the definitions of the terms "Material Debt" and "Material Financial Obligations", all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (vii) all Debt of others Guaranteed by such Person.

      "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

      "Derivatives Obligations" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

      "Dollars" and the symbol "$" mean lawful money of the United States of America.

      "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

      "ERISA Group" means the Guarantor, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Guarantor or any Subsidiary, are treated as a single employer under Section 414(b) or (c) of the Internal Revenue Code or, solely for purposes of Section 302 of ERISA and
Section 412 of the Code, are treated as a single employer under Section 414 of the Code.

      "Event of Default" has the meaning set forth in Section 4.01.

      "Existing Capital Leases" means the capital leases described on Schedule I hereto.

      "Existing Ownership Group" means (i) the Persons listed on Schedule II hereto, (ii) any Person that directly, or indirectly through one or more intermediaries, controls any Person listed on Schedule II hereto and (iii) any Person (other than the Guarantor or a Subsidiary) which is controlled by or is under common control with a Person listed on Schedule II hereto.

      "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

      "Hazardous Substances" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

      "Indemnitee" has the meaning set forth in Section 6.03(b).

      "Interest Coverage Ratio" means at any date the ratio of (i) Consolidated EBIT for the four consecutive fiscal quarters of the Guarantor and its Consolidated Subsidiaries ending on such date to (ii) Consolidated Interest Expense for such period.

      "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

      "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Guarantor or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

      "Material Adverse Effect" means any material adverse effect on (i) the business, financial condition or results of operations of the Guarantor and its Consolidated Subsidiaries, considered as a whole, (ii) the ability of the Guarantor to perform its obligations under the terms of this Agreement and the Notes or (iii) the rights and obligations of the Agent and the Banks hereunder or under the Credit Agreement and the Notes.

      "Material Debt" means Debt of the Guarantor and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $10,000,000; provided that the term "Material Debt" shall exclude Debt of the Guarantor or any Subsidiary of the Guarantor owing to the Guarantor or to a wholly owned Subsidiary of the Guarantor.

      "Material Financial Obligations" means a principal or face amount of Debt and/or payment or collateralization obligations in respect of Derivatives Obligations of the Guarantor and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $25,000,000; provided that the term "Material Financial Obligations" shall exclude any such Debt or other obligations of the Guarantor or any Subsidiary of the Guarantor owing to the Guarantor or to a wholly owned Subsidiary of the Guarantor. For purposes of determining Material Financial Obligations at any time, the "principal or face amount" of the obligations of the Guarantor or any Subsidiary in respect of any Derivative Obligations at such time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Guarantor or such Subsidiary would be required to pay if such Derivative Obligations were terminated at such time.

      "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $10,000,000.

      "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

      "NDC Acquisitions" means the acquisitions by the Guarantor and its Subsidiaries of the assets of the NDCs.

      "NDCs"  means   collectively   Apollo   Travel   Services   Partnership,
Traviswiss AG and Galilee Nederland B.V.

      "Ordinary Voting Stock" means common stock or other voting securities of the Guarantor (other than the Special Voting Preferred Stock).

      "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

      "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

      "Registration Statement" means the Guarantor's Registration Statement on Form S-1, filed on May 20, 1997, with the Securities and Exchange Commission under the Securities Act of 1933.

      "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

      "Restricted Payment" means (a) any dividend or other distribution on any shares of the Guarantor's capital stock (except dividends payable solely in shares of its capital stock or rights to receive shares of its capital stock) or
(b) any payment on account of the purchase, redemption, retirement or acquisition of (i) any shares of the Guarantor's capital stock or (ii) any option, warrant or other right to acquire shares of the Guarantor's capital stock (but not including payments of principal, premium (if any) or interest made pursuant to the terms of convertible debt securities prior to conversion).

      "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, the term "Subsidiary" means a Subsidiary of the Guarantor.

      "Transaction Documents" means the documents listed on Schedule III hereto.

      "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

      "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

    Section 5.02. Additional Terms; Accounting Terms and Determinations. Any capitalized term not defined herein shall have the same meaning herein as used in the Credit Agreement. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Guarantor's independent public accountants) with the most recent audited consolidated financial statements of the Guarantor and its Consolidated Subsidiaries delivered to the Banks, provided that, if the Guarantor notifies the Agent that the Guarantor wishes to amend any covenant in
Article 3 to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Agent notifies the Guarantor that the Required Banks wish to amend Article 3 for such purpose), then the Guarantor's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Guarantor and the Required Banks.


                                  ARTICLE 6
                                MISCELLANEOUS

    Section 6.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (a) in the case of the Guarantor, at its address, facsimile number or telex number set forth on the signature pages hereof, (b) in the case of any Bank or the Agent, at its address, facsimile number or telex number provided for in the Credit Agreement or (c) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Agent and the Guarantor. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section.

    Section 6.02. Waivers and Amendments. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Guaranteed Obligation shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law Any provision of this Agreement may be amended, but only if such amendment is in writing and is signed by the Guarantor and the Required Banks; provided however, that no such amendment shall release the Guarantor from its obligations hereunder or postpone the payment of any amounts owing hereunder without the written consent of each Bank.

    Section  6.03.  Expenses;  Indemnification.  (a)  The  Guarantor  shall  pay
(without duplication of any such amounts paid by the Borrower) (i) all reasonable and customary out-of-pocket expenses of the Agent, including fees and disbursements of special counsel for the Agent, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all reasonable and customary out-of-pocket expenses incurred by the Agent and each Bank, including (without duplication) the fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with any collection, bankruptcy, insolvency and other enforcement proceedings resulting from such Event of Default.

      (b) The Guarantor agrees to indemnify the Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder, provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction; and provided further that any such indemnification hereunder shall only be to the extent that such Indemnitee has not received such payment from the Borrower.

    Section 6.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Guarantor may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of the Banks.

    Section 6.05. Governing Law, Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois. The Guarantor and each of the Banks hereby submit to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Guarantor and each of the Banks irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

    Section 6.06. WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.07.Confidentiality. The Agent and each Bank agree to keep any information delivered or made available by the Guarantor pursuant to this Agreement confidential from anyone other than persons employed or retained by such Bank and its affiliates, provided that nothing herein shall prevent the Agent or any Bank from disclosing such information (i) to any other Bank or to the Agent, (ii) to such Bank's or Agent's legal counsel and independent auditors, (iii) upon the order of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority, (v) which had been publicly disclosed other than as a result of a disclosure by the Agent or any Bank prohibited by this Agreement, (vi) in connection with any litigation to which the Agent, any Bank or its subsidiaries or Parent may be a party, (vii) to the extent necessary in connection with the exercise of any remedy hereunder,
(viii) subject to provisions substantially similar to those contained in this Section, to any other Person if reasonably incidental to the administration of the credit facility contemplated hereby and (ix) subject to provisions substantially similar to those contained in this Section, to any actual or proposed participant or assignee.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of this 5th day of June, 1998.

                                             GALILEO INTERNATIONAL, INC.



                                           By:
                                             Title: Senior Vice President & CFO
                                             Address: 9700 West Higgins Road,
                                                      Suite 400
                                                      Rosemont, IL 60018
                                             Attn: Chief Financial Officer
                                             Facsimile: (847) 518-4201




                                             Agreed and Accepted:

                                             BANK OF MONTREAL, as Agent



                                             By:
                                                Title:_____________________

                                  SCHEDULE I
                           EXISTING CAPITAL LEASES


                  The Galileo Company Ltd. Letter of Credit
                        Collateralized Capital Leases

--------------------------------------------------------------------------------

                                                              BALANCE SHEET
                                OBLIGATION/AMOUNT
                 AVAILABLE CURRENCY  MAXIMUM AVAILABLE   OUTSTANDING AT JUNE 30,
  DESCRIPTION                                                         1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MCC (No. 15) Ltd         GBP            26,000,000.00          18,744,196.00
Lease Schd. Nos.
52/5050/ 4933-3                         25,518,137.80
52/5050/ 4437-4                             Drawn
--------------------------------------------------------------------------------

                                 SCHEDULE II
                           EXISTING OWNERSHIP GROUP



Covia LLC
Distribution Systems, Inc.
Roscor, A.G.
Travel Industry Systems B.V.
USAM Corp.

                                 SCHEDULE III
                            TRANSACTION DOCUMENTS

Galileo Canada Distribution
Systems, Inc. Share Purchase Agreement
and all related agreements

Transaction Agreement
NDC Acquisition Agreements
Sales Representation Agreements
Registration Rights Agreement
Stockholders' Agreement
Services Agreements
Computer Services Agreements

Combination Agreement
ATS Partnership Agreement
Data Access Agreement
Trademark License Agreements
Programmer Support Agreements
Software License Agreements
Functionality Access Agreement
Omnibus Network Agreement
Distributor Sales and Services Agreement
Non-Competition Agreements

All other agreements or instruments entered into or to be entered into pursuant to any of the foregoing at or prior to the time of the initial public offering of the Guarantor's common stock

                                                                  Exhibit 10.6

Galileo International
1998 Management Incentive Plan (MIP)


The Plan's Objectives

To attract, retain and motivate a top quality management team. Focus management's attention and energy on Company financial goals. Create a strong and direct link between cash compensation and both individual and corporate annual performance.


Plan Overview

Plan Period
The plan period is January 1, 1998 through December 31, 1998.

Eligibility
Individuals are eligible to participate in the Management Incentive Plan based upon the duties and responsibilities of their positions and ability to impact the overall results of Galileo International. Individuals with Galileo International assigned grade of M3 and above or T9 are eligible.

Employees participating in another incentive plan, e.g. Corporate Profit Sharing Plan, are not eligible. If an employee becomes eligible for the Management Incentive Program, participation in the other incentive plan ends. The payment terms for each plan will apply and payment in both plans will be prorated as appropriate. New hires or new participants in the Plan during the year are eligible to receive prorated awards.

Individuals must be participants prior to September 1st to be eligible for an award.

The Company and/or Compensation Committee of the Board reserves the right to remove individual participants from the Plan permanently or during any given year due to absence, individual performance issues or other reasons affecting their ability to contribute to corporate results.

Incentive Opportunities

Corporate Target and Award Levels
The Chief Executive Officer and the Compensation Committee of the Board determine the corporate performance measure and targets.

Bonus payments are based on achievement of both individual and corporate objectives as shown in Table 1. Corporate results determine the percentage of target award potentially payable to each participant as illustrated in Table 2.

The maximum payout for both corporate and individual ratings is 150% of the target incentive potential.

Individual Target and Award Potential
The target incentive potential is based on your salary grade. The salary grade and local competitive and Galileo International practice determine the targets.

Awards are calculated using the applicable year's base pay on December 31st of the year.

The Chief Executive Officer, through his senior executives, is responsible for developing appropriate individual goals for participants.

      These goals should be established early in the first quarter of the year and documented. Each objective should be weighted to represent its importance to the other objectives. The total of assigned weights must equal 100.

      During the year, and as needed, these goals should be reviewed and modified to continue to support business needs. The manager and employee should agree as to the status of the objectives.

      Significant   changes  in  the  goals  initially   established  should  be
      discussed. To ensure thorough and accurate communication, these changes should be documented.

Incentive opportunities vary by individual and/or job level and are determined primarily by local country incentive pay practices.

Table 1 is used to determine the award payable to each participant in the year.

      A portion of this award is based on corporate results and the remainder is based on the achievement of individual performance goals.

      The proportion of the award attributable to either corporate or individual results is intended to reflect the relative ability of individuals at each level to directly affect each set of results.

Table 1

                                   Portion of Awards Attributable to
Title Level & Grade                Corporate Results Individual Results
Chief Executive Officer - M7              100%                    0%
Senior Vice President - M6                100%                    0%
Vice President - M5                        75%                    25%
Director - M5                              50%                    50%
Director - M4                              50%                    50%
Sr Manager - M3                            25%                    75%
Principal Engineer - T9                    25%                    75%


Performance Measures and Standards

Corporate financial performance measures are the same for all participants. Individual performance measures will vary by individual.

1998 corporate financial performance for the 1998 Management Incentive Plan is measured on Earnings Per Share (EPS). Threshold, target and maximum award levels are shown below.

Table 2

Performance vs 1998 MIP Target            Potential Target Award
             92.5%                         50%
            100.0%                          100%
            107.5%                        150%


Performance between levels can be interpolated or estimated as appropriate.

The Company reserves the right to exclude unusual profit or expense events from the calculation of EPS for this Plan. These events are unusual items not related to operating performance.

Award Determination

Incentive awards are determined as soon as practicable after the close of the fiscal year and paid as soon as soon as possible following the Compensation Committee's and/or Board's approval, as described below.

Approval Process

Bonuses, based on either corporate or individual results, are not paid if the Company does not meet the threshold level of corporate financial performance.

Company Performance
The Board approves the Company's financial performance based on the audited results.

Individual Performance
The Board approves the total award payout amount.

The Board requires detailed review and approval of award payments for the Corporate Officers and those individuals with base pay of $150,000 (USD) or more.

Calculating Individual Awards

As soon as practicable after the Plan year, the manager and participant review the level of achievement of each of the objectives. A rating is assigned to each objective. Based on the weighting and rating, an overall rating is assigned.

The results are summarized and approved by the Senior Vice President. A finalized version documenting the individual and overall results is signed and sent to Human Resources.

Human Resources calculates the payout amounts and implements award payment.

The following example illustrates the calculation of an award paid to a participant with a prior year's December 31st base pay of $100,000 and a target bonus of 35%. Additional assumptions are that the individual was in the Plan for the entire year, the Company's performance is slightly above target and is paid out at 103.85 and the individual receives a rating of 90% against individual objectives.

Table 3
Bonus Payment Calculation

$100,000  Prior Year's Base 12/31
     35%  Target Level
$ 35,000  Award payment based on Target Level of 100% for both  Corporate
          and  Individual   ($17,500  for  Corporate  results  and  $17,500  for
          individual results)
$ 33,923 Award payment based on above Target Level result of 103.85% and Individual results of 90% ($18.173.75 for corporate results and $15,750 for individual results)

Participants included for part of the year receive prorated payments.

Participants promoted during the year receive prorated payments based on the time spent at each of the one or more target levels for which they were eligible. The individual's base pay for each bonus target is used to calculate the award potential. The base pay's currency remains in effect for each calculation.


Award Payment

Participants who leave Galileo International employment for any reason at any time prior to payment being made will forfeit any award which may have been available under this Plan.

Plan Provisions

The Company retains the right to, at its sole discretion, amend, modify or terminate this Plan at any time.

Participants  in any one year do not  automatically  participate in a management
incentive  plan  in  subsequent   years,  nor  is  the  level  of  participation
guaranteed.

                                                                  Exhibit 10.7

                             DRAFT OF JULY 30, 1998

                                               [Standard Form-Executive Group]


                     NON-QUALIFIED STOCK OPTION AGREEMENT


      THIS AGREEMENT (this "Agreement") is made as of ____________ (the "Date of Grant") by and between Galileo International, Inc., a Delaware corporation (the "Company"), and __________________ (the "Optionee"). The execution of a stock option agreement in the form hereof has been authorized by a resolution of the Compensation Committee (the "Committee") of the Board of Directors of the Company that was duly adopted on ____________, 199_.


            1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to them in the Company's 1997 Equity Incentive Plan (Established Effective July 30, 1997) (As Revised May 1, 1998) (the "Plan").

            2. Grant of Stock Option. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement and in the Plan, the Company hereby grants to the Optionee as of the Date of Grant a stock option (the "Option") to purchase _____________ shares of Common Stock (the "Optioned Shares"). The Option may be exercised from time to time in accordance with the terms of this Agreement. The price at which the Optioned Shares may be purchased pursuant to this Option shall be _____________ per share, subject to adjustment as hereinafter provided (the "Option Price"). The Option is intended to be a non-qualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Code, or any successor provision thereto.

            3. Term of Option. The term of the Option shall commence on the Date of Grant and, unless earlier terminated in accordance with Section 7 hereof, shall expire ten (10) years from the Date of Grant.

            4.  Vesting  of  Option.   Subject  to  the  expiration  or  earlier
termination of the Option, the Optioned Shares granted hereby shall become exercisable as follows:

      (i) after one year from the Date of Grant, the Optionee may purchase up to ____________ percent of the Optioned Shares;

      (ii) after two years from the Date of Grant, the Optionee may purchase up to ____________ percent of the Optioned Shares; and

      (iii) after three years from the Date of Grant, the Optionee may purchase up to ____________ percent of the Optioned Shares.

To the extent the Option is exercisable, it may be exercised in whole or in part. In no event shall the Optionee be entitled to acquire a fraction of one Optioned Share pursuant to this Option.

            5. Transferability of Option. The Option granted hereby shall be neither transferable nor assignable by the Optionee other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee, or in the event of his or her legal incapacity, by his or her guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision. Any purported transfer or encumbrance in violation of the provisions of this Section 5 shall be void, and the other party to any such purported transaction shall not obtain any rights to or interest in the Option. [NOTE: Current version of Plan does not permit transferrable options.]

            6. Notice of Exercise; Payment. To the extent then exercisable, the Option may be exercised by written notice to the Company [or by telephone authorization pursuant to prescribed procedures to the third party administrator approved by the Company] stating the number of Optioned Shares for which the Option is being exercised and the intended manner of payment. The date of such notice shall be the exercise date. Payment equal to the aggregate Option Price of the Optioned Shares being exercised shall be tendered in full with the notice of exercise to the Company either (i) in cash or by check acceptable to the Company, (ii) by the tender to the Company of shares of Common Stock owned by the Optionee for at least 6 months having an aggregate fair market value on the date of exercise equal to the total Option Price, such fair market value to be determined based on the closing sales price for the last business day preceding the date of exercise or (iii) by any combination of the payment methods specified in clauses (i) and (ii) hereof. With the agreement of the Company, the requirement of payment in cash shall be deemed satisfied if the Optionee makes arrangements that are satisfactory to the Company with a broker that is a member of the National Association of Securities Dealers, Inc. to sell a sufficient number of Optioned Shares which are being purchased pursuant to the exercise, so that the net proceeds of the sale transaction will at least equal the amount of the aggregate Option Price[, plus interest at the "applicable Federal rate" within the meaning of that term under Section 1274 of the Code, or any successor provision thereto, for the period from the date of exercise to the date of payment, and pursuant to which the broker undertakes to deliver to the Company the amount of the aggregate Option Price, plus such interest, not later than the date on which the sale transaction will settle in the ordinary course of business].1 As a further condition precedent to the exercise of this Option, the Optionee shall comply with all regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of shares of Common Stock and in connection therewith shall execute any documents that the Committee shall in its sole discretion deem necessary or advisable. [The Optionee hereby authorizes the third party administrator approved by the Company to pay any proceeds of sales of shares of Common Stock acquired by exercise to the Company for remittance to the Optionee in the applicable currency, net of any required taxes or other proper charges.]

            7. Conditions and Limitations on Right to Exercise Option. Notwithstanding the provisions of Sections 3 and 4 hereof,

      (a) Except as otherwise provided in Section 7(b) hereof, this Option may not be exercised unless the Optionee is, at the time of exercise, an employee of the Company or a Subsidiary (as defined in the Plan) and has been employed by the Company or a Subsidiary continuously since the Date of Grant. [If the Optionee returns to active employment with the Company or a Subsidiary after having been on an approved leave of absence from the Company or a Subsidiary, the Optionee shall be treated as if continuously employed during the period of such leave of absence. This Option may not, however, be exercised by the Optionee while on a leave of absence from active employment with the Company or a Subsidiary, unless such exercise is expressly approved in writing by the Committee;] and

      (b) (i) If the Optionee ceases to be employed by the Company or a Subsidiary (other than by reason of death, or total disability (as defined in the Plan), the Option granted hereby, to the extent the Optionee was entitled to exercise it at the date of termination of employment, may be exercised at any time within 90 days after such termination but not after the date of termination of the Option. Any part of the Option not so exercised shall expire. [Notwithstanding the foregoing, if Optionee's employment is terminated for Cause (as defined below), then this Option shall thereupon terminate and thereafter be unexercisable.]

            (ii) If the Optionee's employment is terminated by reason of death or total disability (as defined in the Plan), all or any part of the Option which has not yet been exercised, whether otherwise eligible for immediate exercise by the terms of this Agreement or not, may be exercised at any time within one year after such termination but not after the date of expiration of the Option.

      [As used in this Agreement, "Cause" means (i) the Optionee's willful or repeated failure substantially to perform the duties of his or her position with the Company (other than any such failure resulting from his or her total disability (as defined in the Plan)), which failure is not or cannot be cured within five business days after the Company has given written notice thereof to the Optionee specifying in detail the particulars of the acts or omissions deemed to constitute such failure; (ii) the engaging by the Optionee in willful misconduct which is materially injurious to the Company; (iii) the engaging by the Optionee in any act of moral turpitude that is reasonably likely to materially and adversely affect the Company or its business; or (iv) the Optionee's conviction of, or entry of a plea of nolo contendere with respect to, any felony. For purposes of this definition, no act, or failure to act, on the Optionee's part shall be considered "willful" unless done, or omitted to be done, by the Optionee in bad faith and without reasonable belief that the Optionee's action or omission was in the best interests of the Company. The Optionee shall not be deemed to have been terminated for Cause unless and until the Committee finds that the Optionee's termination for Cause is justified and has given the Optionee written notice of termination, specifying in detail the particulars of the Optionee's conduct found by the Committee to justify such termination for Cause.]

      The Option shall not be exercisable for any number of Optioned Shares in excess of the number of Optioned Shares for which the Option is then exercisable, pursuant to Sections 4 and 8 hereof, on the date of termination of employment.

            8. Acceleration of Option. Notwithstanding the provisions of Section 4, the Option granted hereby shall become immediately exercisable in full in the event of (i) the Optionee's death of the Option if such death occurs while the Optionee is an employee of the Company or a Subsidiary, (ii) the Optionee's retirement (on reaching age 65 or earlier if permitted by the Company's retirement policy, or (iii) total disability (as defined in the Plan) of the Optionee if the Optionee becomes totally disabled while an employee of the Company or a Subsidiary, or (iv) termination by the Company without Cause [(as defined above)] within two years following a Change of Control (as defined in the Plan) of the Company.

            9. No Employment Contract. Nothing contained in this Agreement shall confer upon the Optionee any right with respect to continuance of employment by the Company or a Subsidiary, nor limit or affect in any manner the right of the Company or a Subsidiary to terminate the employment or adjust the compensation of the Optionee.

            10. Taxes and Withholding. If the Company or any Subsidiary shall be required to withhold any federal, state, local or foreign tax in connection with the exercise of the Option, and the amounts available to the Company or such Subsidiary for such withholding are insufficient, the Optionee shall pay the tax or make provisions that are satisfactory to the Company or such Subsidiary for the payment thereof. [The Optionee may elect to satisfy all or any part of any such withholding obligation by surrendering to the Company a portion of the Optioned Shares that are issued or transferred to the Optionee upon the exercise of the Option, and the Optioned Shares so surrendered by the Optionee shall be credited against any such withholding obligation at the Market Value per Share of such shares on the date of such surrender.] The Company will pay any and all issue and other taxes in the nature thereof which may be payable by the Company in respect of any issue or delivery upon a purchase pursuant to this Option.

            11. Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, that notwithstanding any other provision of this Agreement, the Option shall not be exercisable if the exercise thereof would result in a violation of any such law.

            12. Adjustments. The Committee shall make or provide for such adjustments in the number of Optioned Shares covered by this Option, in the Option Price applicable to such Option, and in the kind of shares covered thereby, pursuant to Article IX of the Plan.

            13. Available Shares. The Company shall at all times until the expiration of the Option reserve and keep available, either in its treasury or out of its authorized but unissued shares of Common Stock, the full number of Optioned Shares deliverable upon the exercise of this Option.

            14. Relation to Other Benefits. Any economic or other benefit to the Optionee under this Agreement shall not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a Subsidiary and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a Subsidiary.

            15. Amendments. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee under this Agreement without the Optionee's consent.

            16. Rights as a Stockholder. The Optionee shall have none of the rights of a stockholder with respect to the shares of Common Stock subject to this Option until such shares are issued to the Optionee upon exercise of the Option.

            17. Severability. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

            18. Relation to Plan. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistent provisions between this Agreement and the Plan, the Plan shall govern. The Committee acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions that arise in connection with this Option or its exercise.

            19. Successors and Assigns. Without limiting Section 5 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Optionee, and the successors and assigns of the Company.

            20. Notices. Any notice to the Company provided for herein shall be in writing to the Company, marked Attention: [Corporate Secretary] at Galileo International, Inc., 9700 West Higgins Road, Suite 400, Rosemont, Illinois 60018, and any notice to the Optionee shall be addressed to said Optionee at his or her address currently on file with the Company. Except as otherwise provided herein, any written notice shall be deemed to be duly given if and when hand delivered, or five (5) business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or three (3) business days after having been sent by a nationally recognized overnight courier service such as Federal Express, UPS or Purolator, addressed as aforesaid. Any party may change the address to which notices are to be given hereunder by written notice to the other party as herein specified, except that notices of changes of address shall be effective only upon receipt.

            21. Governing Law. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer as of the day and year first above written.


                                          GALILEO INTERNATIONAL, INC.


                                          By:_________________________________
                                           Its:_______________________________


            The undersigned Optionee hereby acknowledges receipt of an executed original of this Agreement and accepts the Option granted hereunder, subject to the terms and conditions of the Plan and the terms and conditions hereinabove set forth.



                                                Optionee

                                          Date:


--------
1     For executives subject to the one million dollar cap under 162(m).

                                                                  Exhibit 10.8

                             DRAFT OF JULY 30, 1998

                                        [Standard Form-Non-Employee Directors]


                     NON-QUALIFIED STOCK OPTION AGREEMENT


      THIS AGREEMENT (this "Agreement") is made as of ____________ (the "Date of Grant") by and between Galileo International, Inc., a Delaware corporation (the "Company"), and __________________ (the "Optionee"). The execution of a stock option agreement in the form hereof has been authorized by a resolution of the Compensation Committee (the "Committee") of the Board of Directors of the Company that was duly adopted on ____________, 199_.


            1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to them in the Company's 1997 Non-Employee Director Stock Plan (the "Plan").

            2. Grant of Stock Option. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement and in the Plan, the Company hereby grants to the Optionee as of the Date of Grant a stock option (the "Option") to purchase _____________ shares of Common Stock (the "Optioned Shares"). The Option may be exercised from time to time in accordance with the terms of this Agreement. The price at which the Optioned Shares may be purchased pursuant to this Option shall be _____________ per share, subject to adjustment as hereinafter provided (the "Option Price"). The Option is intended to be a non-qualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Code, or any successor provision thereto.

            3. Term of Option. The term of the Option shall commence on the Date of Grant and, unless earlier terminated in accordance with Section 7 hereof, shall expire ten (10) years from the Date of Grant.

            4.  Vesting  of  Option.   Subject  to  the  expiration  or  earlier
termination of the Option, the Optioned Shares granted hereby shall become exercisable six months from the Date of Grant. To the extent the Option is exercisable, it may be exercised in whole or in part. In no event shall the Optionee be entitled to acquire a fraction of one Optioned Share pursuant to this Option.

            5. Transferability of Option. [(a) Except as provided in Section 5(b) below,] the Option granted hereby shall be neither transferable nor assignable by the Optionee other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee, or in the event of his or her legal incapacity, by his or her guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision. Any purported transfer or encumbrance in violation of the provisions of this Section 5 shall be void, and the other party to any such purported transaction shall not obtain any rights to or interest in the Option.

      [(b) Notwithstanding Section 5(a) above, the Option may be transferable by the Optionee, without payment of consideration therefor, to any one or more members of the immediate family of Optionee (as defined in Rule 16a-1(e) under the Securities Exchange Act of 1934), or to one or more trusts established solely for the benefit of such members of the immediate family or to partnerships in which the only partners are such members of the immediate family of the Optionee; provided, however, that (i) such transfer will not be effective until notice of such transfer is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Company or the Committee and (ii) that any such transferee is subject to the same terms and conditions hereunder as the Optionee.]

            6. Notice of Exercise; Payment. To the extent then exercisable, the Option may be exercised by written notice to the Company [or by telephone authorization pursuant to prescribed procedures to the third party administrator approved by the Company] stating the number of Optioned Shares for which the Option is being exercised and the intended manner of payment. The date of such notice shall be the exercise date. Payment equal to the aggregate Option Price of the Optioned Shares being exercised shall be tendered in full with the notice of exercise to the Company either (i) in cash or by check acceptable to the Company, (ii) by the tender to the Company of shares of Common Stock owned by the Optionee for at least 6 months having an aggregate fair market value on the date of exercise equal to the total Option Price, such fair market value to be determined based on the Fair Market Value as of the last business day preceding the date of exercise or (iii) by any combination of the payment methods specified in clauses (i) and (ii) hereof. With the agreement of the Company, the requirement of payment in cash shall be deemed satisfied if the Optionee makes arrangements that are satisfactory to the Company with a broker that is a member of the National Association of Securities Dealers, Inc. to sell a sufficient number of Optioned Shares which are being purchased pursuant to the exercise, so that the net proceeds of the sale transaction will at least equal the amount of the aggregate Option Price. As a further condition precedent to the exercise of this Option, the Optionee shall comply with all regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of shares of Common Stock and in connection therewith shall execute any documents that the Committee shall in its sole discretion deem necessary or advisable. [The Optionee hereby authorizes the third party administrator approved by the Company to pay any proceeds of sales of shares of Common Stock acquired by exercise to the Company for remittance to the Optionee in the applicable currency, net of any required taxes or other proper charges.]

            7. Conditions and Limitations on Right to Exercise Option. Notwithstanding the provisions of Sections 3 and 4 hereof,

      (a) Except as otherwise provided in Section 7(b) hereof, this Option may not be exercised unless the Optionee is, at the time of exercise, a Non-Employee Director of the Company and has served as a Non-Employee Director of the Company continuously since the Date of Grant; and

      (b) (i) If the Optionee ceases to serve as a Non-Employee Director of the Company (other than by reason of the Optionee's retirement on or after attaining the age of 65 (or such earlier date as such Optionee is permitted under the Company's retirement policy), death, or disability (as defined in the Company's Long-Term Disability Plan), the Option granted hereby, to the extent the Optionee was entitled to exercise it at the date of termination, may be exercised at any time within 3 months after such termination but not after the date of termination of the Option. Any part of the Option not so exercised shall expire.

            (ii) If the Optionee's service on the Board of Directors is terminated by reason of death or disability (as defined in the Company's Long-Term Disability Plan), all or any part of the Option which has not yet been exercised, whether otherwise eligible for immediate exercise by the terms of this Agreement or not, may be exercised at any time within 12 months after such termination but not after the date of expiration of the Option.

      The Option shall not be exercisable for any number of Optioned Shares in excess of the number of Optioned Shares for which the Option is then exercisable, pursuant to Sections 4 and 8 hereof, on the date of termination of employment.

            8. Acceleration of Option. Notwithstanding the provisions of Section 4, the Option granted hereby shall become immediately exercisable in full in the event of (i) the Optionee's death if such death occurs while the Optionee is an employee of the Company or a Subsidiary, (ii) the Optionee's retirement (on reaching age 65 or earlier if permitted by the Company's retirement policy, or
(iii) disability (as defined in the Company's Long Term Disability Plan) of the Optionee if the Optionee becomes disabled while serving as a Non-Employee Director of the Company.

            9. Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, that notwithstanding any other provision of this Agreement, the Option shall not be exercisable if the exercise thereof would result in a violation of any such law.

            10. Adjustments. The Committee shall make or provide for such adjustments in the number of Optioned Shares covered by this Option, in the Option Price applicable to such Option, and in the kind of shares covered thereby, pursuant to Section 8(b) of the Plan.

            11. Available Shares. The Company shall at all times until the expiration of the Option reserve and keep available, either in its treasury or out of its authorized but unissued shares of Common Stock, the full number of Optioned Shares deliverable upon the exercise of this Option.

            12. Amendments. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee under this Agreement without the Optionee's consent.

            13. Rights as a Stockholder. The Optionee shall have none of the rights of a stockholder with respect to the shares of Common Stock subject to this Option until such shares are issued to the Optionee upon exercise of the Option.

            14. Severability. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

            15. Relation to Plan. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistent provisions between this Agreement and the Plan, the Plan shall govern. The Committee acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions that arise in connection with this Option or its exercise.

            16. Successors and Assigns. Without limiting Section 5 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Optionee, and the successors and assigns of the Company.

            17. Notices. Any notice to the Company provided for herein shall be in writing to the Company, marked Attention: [Corporate Secretary] at Galileo International, Inc., 9700 West Higgins Road, Suite 400, Rosemont, Illinois 60018, and any notice to the Optionee shall be addressed to said Optionee at his or her address currently on file with the Company. Except as otherwise provided herein, any written notice shall be deemed to be duly given if and when hand delivered, or five (5) business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or three (3) business days after having been sent by a nationally recognized overnight courier service such as Federal Express, UPS or Purolator, addressed as aforesaid. Any party may change the address to which notices are to be given hereunder by written notice to the other party as herein specified, except that notices of changes of address shall be effective only upon receipt.

            18. Governing Law. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.


      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer as of the day and year first above written.


                                          GALILEO INTERNATIONAL, INC.


                                          By:_________________________________
                                           Its:_______________________________

            The undersigned Optionee hereby acknowledges receipt of an executed original of this Agreement and accepts the Option granted hereunder, subject to the terms and conditions of the Plan and the terms and conditions hereinabove set forth.



                                                Optionee

                                          Date: